UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF
THE SECURITIES ACT OF 1934
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 ☐ Filed by a Party other than the Registrant
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 ☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12
AlTi Global, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Notice of 2024 Annual Meeting of Stockholders
Annual Meeting of Stockholders

Date & Time	Location	Record Date
Wednesday, June 26, 2024 10:00 a.m., ET	www.proxyvote.com	Wednesday, May 1, 2024
Voting Matters
At or before the 2024 Annual Meeting of Stockholders, we ask that you vote on the following items:
Proposal	Board Recommendation	Page Reference
Item 1 Election of Directors	Vote FOR each director nominee	39
Item 2 Approval of the Share Issuance Pursuant to Nasdaq Rule 5635(b)	Vote FOR	40
Item 3 Approval of the Amendment to the Certificate of Incorporation	Vote FOR	46
Item 4 Ratification of the Appointment of the Independent Registered Public Accounting Firm	Vote FOR	48

AlTi Global, Inc.
520 Madison Avenue, 26th Floor
New York, New York 10022
To the Stockholders of AlTi Global, Inc.:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AlTi Global, Inc. to be held on June 26, 2024, at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/ALTI2024 prior to the Annual Meeting.
The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of the 2024 Annual Meeting of Stockholders and proxy statement.
I would like to acknowledge the service of five directors who will not be continuing on the Board of Directors after the Annual Meeting. On behalf of myself, the management team and the Board of Directors, we would like to thank Craig Smith, Judy Lee, Nancy Curtin, Peter Yu and Spiros Maliagros for their service and dedication. While no longer serving on the Board of Directors after the Annual Meeting, Mr. Smith, Ms. Curtin and Mr. Maliagros will continue in their vital roles as part of our management team.
On or about May 10, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders. As described more fully in that Notice, you may choose to access our proxy materials via the Internet, or you may request to receive paper copies of the proxy materials. This allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner. If you request proxy materials by mail, the Notice of the 2024 Annual Meeting of Stockholders, Proxy Statement and proxy card or voting instruction card, and Annual Report on Form 10-K will be sent to you.
You may cast your vote via the Internet, by telephone, or by completing and mailing a proxy card to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend and vote your shares electronically at the Annual Meeting.
Thank you for your continued investment in AlTi Global, Inc.

Michael Tiedemann
Chief Executive Officer
May 10, 2024

AlTi Global, Inc.
520 Madison Avenue, 26th Floor
New York, New York 10022
Notice of 2024 Annual Meeting of Stockholders
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AlTi Global, Inc. (the “Company”) is to be held on June 26, 2024, at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/ALTI2024 prior to the Annual Meeting.
We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice:
No.	Proposal	Board Recommendation
1.
To vote to elect as directors the six nominees named in the Proxy Statement for a term of office expiring at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
Vote FOR each nominee
2.
To approve, for purposes of complying with Nasdaq Rule 5635(b), the issuance of shares of Class A Common Stock and Series A Preferred Stock to Allianz Strategic Investments S.à.r.l., including shares of Class A Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of warrants to purchase Class A Common Stock.
Vote FOR
3.	To approve an amendment to the Certificate of Incorporation of the Company to authorize a new class of common stock to be designated Class C Non-Voting Common Stock.	Vote FOR
4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.	Vote FOR
5.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.
You may vote if you were a record owner of our common stock at the close of business on May 1, 2024, which we refer to as the record date. The vote required to approve the proposals to be presented is set forth in each proposal brought for stockholders’ approval in the accompanying Proxy Statement.
Your vote is very important. Stockholders may vote their shares (i) at the virtual Annual Meeting, (ii) by telephone, (iii) via the Internet, or (iv) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions in the section
-i-

titled “INFORMATION ABOUT OUR ANNUAL MEETING” of the Proxy Statement or on the proxy card. Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the proxy card you received in the mail.
By order of the Board of Directors,

Michael Tiedemann
Chief Executive Officer
New York, New York
May 10, 2024
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 26, 2024.
On or about May 10, 2024, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on May 1, 2024, containing instructions on how to access our Proxy Statement, Annual Report and voting instructions. The Notice also contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received the Notice by mail, or (ii) elect to receive your proxy materials over the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. Our Proxy Statement, Annual Report, and other materials are available at www.proxyvote.com.

-ii-

-iii-

AlTi Global, Inc.
520 Madison Avenue, 26th Floor
New York, New York 10022
PROXY STATEMENT
This Proxy Statement is being made available to stockholders of AlTi Global, Inc. (“we,” “us,” “our” and the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on held on June 26, 2024, at 10:00 a.m., Eastern Time or at any postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders conducted via a live audio webcast at www.proxyvote.com. There will not be a physical location for the Annual Meeting.
This Proxy Statement and a form of proxy have been made available to our stockholders on the Internet, and the Notice of Internet Availability of Proxy Materials has been mailed to stockholders on or about May 10, 2024.
The mailing address of our principal executive offices is AlTi Global, Inc., 520 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Colleen Graham, Global General Counsel & Secretary.
Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.
INFORMATION ABOUT OUR ANNUAL MEETING
Why are we holding a virtual Annual Meeting?
We are leveraging technology to hold a virtual Annual Meeting that expands convenient access to, and enables participation by, stockholders from any location around the world. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.
Who may attend the Annual Meeting?
Holders of record of our Class A common stock, par value $0.0001 (“Class A Common Stock”), and Class B common stock, par value $0.0001 (“Class B Common Stock” and together with the Class A Common Stock, our “Common Stock”), at the close of business on May 1, 2024 (the “Record Date”), or their duly appointed proxies, and our invited guests are permitted to attend the Annual Meeting.
How can I attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast. To attend the Annual Meeting, you must register at www.virtualshareholdermeeting.com/ALTI2024 using the control number located on your proxy card or voting instruction form. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on June 26, 2024. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 9:00 a.m., Eastern Time, and you should allow ample time to ensure your ability to access the meeting.
We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting. You may submit questions using the unique link delivered to you upon completion of your registration at www.proxyvote.com.

The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A replay of the Annual Meeting will be available on our website at https://ir.alti-global.com after the meeting.
What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?
Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please use the contact information provided to you upon registration for the Annual Meeting at www.proxyvote.com.
Can I vote at the Annual Meeting?
You may vote your shares electronically at the Annual Meeting by using the control number on your proxy card or voting instruction form and following the instructions delivered to you upon completing your registration at www.proxyvote.com. If you have already voted previously by telephone or Internet, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote.
Can I vote by telephone or Internet?
For beneficial stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Stockholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered stockholders with shares registered directly in their names with Continental Stock Transfer & Trust Company, the Company’s transfer agent, will also be able to vote by telephone and via the Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental Stock Transfer & Trust Company you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. Submitting a proxy will not affect your right to vote electronically at the Annual Meeting should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly.
The accompanying proxy card provides instructions on how to vote via the Internet or by telephone.
What is the purpose of the Annual Meeting and what are the voting recommendations of the Board?
The Annual Meeting will be held for the following purposes:
No.	Proposal	Board Recommendation
1.
To vote to elect as directors the six nominees named in the Proxy Statement for a term of office expiring at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified
Vote FOR each nominee
2.
To approve, for purposes of complying with Nasdaq Rule 5635(b), the issuance of shares of Class A Common Stock and Series A Preferred Stock to Allianz Strategic Investments S.à.r.l., including shares of Class A Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of warrants to purchase Class A Common Stock.
Vote FOR

No.	Proposal	Board Recommendation
3.	To approve an amendment to the Certificate of Incorporation of the Company to authorize a new class of common stock to be designated Class C Non-Voting Common Stock.	Vote FOR
4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.	Vote FOR
5.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.
Who may vote?
The Board set May 1, 2024 as the Record Date for the Annual Meeting. Holders of our Common Stock at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.
There were 120,007,639 shares of our Common Stock issued and outstanding as of the Record Date, all of which are entitled to be voted at the Annual Meeting. See “-What are the voting rights of the Company’s stockholders?”
What are the voting rights of the Company’s stockholders?
Holders of our Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.
How do I revoke my proxy and change my vote?
You may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at AlTi Global, Inc., Attention: Colleen Graham, Global General Counsel & Secretary, 520 Madison Avenue, 26th Floor, New York, New York 10022. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again via the Internet or by telephone. Attendance at the virtual meeting will not by itself revoke a previously granted proxy. If a broker, bank, or other nominee holds your shares in “street name” for you as the ultimate beneficial owner and you wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.
What happens if I submit or return my proxy card without voting?
When you properly submit your proxy, the shares it represents will be voted at the Annual Meeting in accordance with your directions. Unless otherwise specified in the proxy, shares of our stock represented by proxies will be voted:
•	FOR the election of each of the director nominees named in this Proxy Statement.
•	FOR the approval of the share issuance pursuant to Nasdaq Rule 5635(b).
•	FOR the amendment to the Certificate of Incorporation of the Company.
•	FOR ratification of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

In accordance with the recommendation of our Board of Directors “FOR” or “AGAINST” all other business as may properly be brought before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.
What constitutes a quorum?
The presence of a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
If less than a majority of the outstanding shares of Common Stock is represented at the Annual Meeting, the Chair of the meeting may adjourn the Annual Meeting to another date, time, or place. Notice need not be given of the new date, time, or place if announced at the Annual Meeting before an adjournment is taken, unless the Board, after adjournment, fixes a new record date for the Annual Meeting (in which case a notice of the adjourned meeting will be given to stockholders of record on such new record date, each of whom would be entitled to vote at the adjourned meeting).
What vote is required for the proposals to pass?
No.	Proposal	Vote Required
1.
To vote to elect as directors the six nominees named in the Proxy Statement for a term of office expiring at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
A plurality of the votes of shares of Common Stock present and entitled to vote.
2.
To approve, for purposes of complying with Nasdaq Rule 5635(b), the issuance of shares of Class A Common Stock and Series A Preferred Stock to Allianz Strategic Investments S.à.r.l., including shares of Class A Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of warrants to purchase Class A Common Stock.
A majority of votes cast as to the proposal.
3.	To approve an amendment to the Certificate of Incorporation of the Company to authorize a new class of common stock to be designated Class C Non-Voting Common Stock.	A majority of the shares of Common Stock then outstanding.
4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.	A majority of votes cast as to the proposal.
5.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.`
What is the effect of abstentions?
Proxies received but marked “ABSTAIN” will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. Abstentions will not have an effect on the outcome of Proposals No. 1, 2 or 4. Abstentions will have the same effect as a vote “AGAINST” the proposal to amend the Certificate of Incorporation of the Company (Proposal No. 3).

What are “broker non-votes” and what effect do they have on the proposals?
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of New York Stock Exchange (“NYSE”) (which in this matter also apply to Nasdaq-listed companies), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your uninstructed shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 4 is considered to be a “routine” matter under NYSE rules so that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 4. Broker non-votes will have no effect on the outcome of Proposals 1, 2 or 4. Broker non-votes will have the same effect as a vote “AGAINST” the proposal to amend the Certificate of Incorporation of the Company (Proposal No. 3).
What is “householding” and how does it work?
SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering only one copy of our Annual Report and this Proxy Statement addressed to those stockholders, if consented to by the stockholders. This delivery method, called “householding,” reduces our printing and mailing costs and provides extra convenience for stockholders. Stockholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.
Once a stockholder has received notification from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” A stockholder may revoke such stockholder’s consent by notifying its broker or delivering written notice of such revocation to the Company at AlTi Global, Inc., Attention: Colleen Graham, Global General Counsel & Secretary, 520 Madison Avenue, 26th Floor, New York, New York 10022. Upon written or oral request of a stockholder at a shared address to which a single copy of this Proxy Statement and 2024 Annual Report was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.
How to Submit Stockholder Proposals for Next Year’s Annual Meeting?
Any stockholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect. Such proposals must be mailed to us at our offices at AlTi Global, Inc., Attention: Colleen Graham, Global General Counsel & Secretary, 520 Madison Avenue, 26th Floor, New York, New York 10022.
Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2025 Annual Meeting between February 26, 2025 and March 28, 2025. If a stockholder notifies us of an intent to present a proposal at the 2025 Annual Meeting at any time after March 28, 2025 (and for any reason the proposal is voted on at that meeting), it will be considered untimely and holders of a valid proxy will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. If we change the date of our 2025 Annual Meeting by more than 30 days before, or more than 60 days after, the one-year anniversary of the Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not prior to the 120th, nor later than the 90th day, prior to our 2025 Annual Meeting or, if later, the tenth day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2025 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement.
You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Stockholder proposals as permitted by SEC Rule 14a-8 for inclusion in our proxy materials relating to the 2025 Annual meeting must be submitted to the Corporate Secretary in writing no later than January 10, 2025.
In addition, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.
Who tabulates the votes?
Prior to the Annual Meeting, we will select an inspector of election for the meeting. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes and determine the results thereof.
Who pays the cost of this proxy solicitation?
The Company is paying the cost of soliciting your proxy, and we will reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant.
Where can I find voting results of the Annual Meeting?
We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days following the Annual Meeting.
What are the implications of the Company being an emerging growth company?
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we provide in this Proxy Statement, the scaled disclosure permitted under the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking stockholder approval on an advisory basis of (1) the compensation of our “named executive officers” or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

DIRECTORS & EXECUTIVE OFFICERS
Information Regarding the Directors and Director Nominees
Our Certificate of Incorporation provides for the annual election of directors. At each annual meeting directors will be elected to hold office until the next year’s annual meeting of stockholders or until his or her successor is duly elected and qualified. Each director nominee has been reviewed and recommended for nomination by our Environmental, Social Governance and Nominating Committee (the “ESG&N Committee”) and has consented to serve as a director if elected. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board. Our directors are elected by a plurality of vote cast; therefore, the nominees who receive the largest number of votes cast in favor of their election will be elected.
As of the date of this Proxy Statement, our directors are as follows:
					Committee Membership
Name	Age	Position(s)	Independent	Director Since	AFR	HC&C	ESG&N
Ali Bouzarif	45	Director	No	2023
Craig Smith	60	Director	No	2023
Judy Lee	56	Director	Yes	2023	•	•	•
Mark Furlong	66	Director	Yes	2023	•	•
Michael Tiedemann	52	Chief Executive Officer and Director	No	2023
Nancy Curtin	66	Director	No	2023
Norma Corio	63	Director	Yes	2023	•	•
Peter Yu	62	Director	Yes	2023	•
Spiros Maliagros	47	Director	No	2023
Timothy Keaney	62	Chair of the Board	Yes	2023	•		•
Tracey Brophy Warson	61	Director	Yes	2023		•	•
		Number of Committee Meetings in 2023			9	8	6
• Chair
Director Nominees
Ali Bouzarif. Mr. Bouzarif has served as a member of our Board since January 2023. Mr. Bouzarif was previously a member of the Supervisory Board and Partner of Alvarium Investments Limited (“Alvarium”). He also served on the Finance and Compensation Committee of Alvarium. Mr. Bouzarif is currently CEO of IlWaddi Advisors and has worked with IlWaddi Group, a global private investment group, since 2017. Mr. Bouzarif previously served as the Head of M&A at the Qatar Investment Authority (the “QIA”) from 2007 to 2017. At the QIA, he was a member of the management investment committee and was instrumental in the completion of several notable transactions, such as the acquisition of the Harrods Department store and the merger of the Fairmont Raffles Hotels Group with AccorHotels, among others. During his tenure at the QIA, Mr. Bouzarif served as a member of the board of directors and the remuneration committee of Heathrow Airport and American Express Global Business Travel (NYSE: GBTG), a board member and member of the commitment committee of AccorHotels, and a member of the board of Canary Wharf Group. Mr. Bouzarif holds a Master’s degree in business engineering from Solvay Brussels School of Economics & Management and is a CFA® charterholder.
Mr. Bouzarif’s qualifications to serve on our Board include his investment management experience and time spent serving as a member of a variety of boards of directors.

Mark Furlong. Mr. Furlong has served as a member of our Board since September 2023. He is the former President and Chief Executive Officer of BMO Harris Bank, N.A., a role he held from 2011 until his retirement in 2015. Previously, he worked at Marshall & Ilsley Corporation, which he joined in 2001 as Chief Financial Officer, was elected President in 2004, Chief Executive Officer in 2007 and Chairman in 2010. His prior experience includes service as Chief Financial Officer of Old Kent Financial Corp., as First Vice President, Corporate Development for H.F. Ahmanson & Company and as audit partner for Deloitte & Touche LLP. Mr. Furlong currently serves as a Director of Kforce Inc. Mr. Furlong continues to be active in a variety of not-for-profit organizations. Mr. Furlong graduated with a Bachelor of Science degree from Southern Illinois University.
Mr. Furlong’s qualifications to serve on our Board include his years spent working in the financial services industry and his extensive service on various company boards of directors.
Michael Tiedemann. Mr. Tiedemann has served as our Chief Executive Officer and as a member of our Board since January 2023. Mr. Tiedemann is a Founding Partner and was the Chief Executive Officer of Tiedemann Wealth Management Holdings, LLC (“TWMH”) as well as the Managing Member and Chief Executive Officer of TIG Advisors LLC (“TIG” or “TIG Advisors”). Mr. Tiedemann began his career working for TIG as an emerging markets research analyst and continues to serve as Managing Member and Chief Executive Officer of TIG, in addition to his roles at TWMH. In 1994, he joined the equity research group at Banco Garantia, one of Brazil’s leading investment banks, and worked closely with Banco Garantia’s Hedge Fund-of-Funds Group. In 1998, when Credit Suisse acquired Banco Garantia, Mr. Tiedemann headed Credit Suisse’s sales trading efforts for Latin America until he left to start TWMH in 2000. He has been recognized by a number of foundations for his charitable contributions and serves as a board member for several philanthropic organizations. He was also a member of TWMH’s Board of Directors and Chairman of the Internal Investment Committee for Tiedemann Advisors, the registered investment advisor subsidiary of TWMH. Mr. Tiedemann received a Bachelor of Arts degree from Ohio Wesleyan University.
Mr. Tiedemann’s qualifications to serve on our Board include his years of experience working in the financial services industry and his extensive familiarity with a number of our business functions stemming from his wide-ranging involvement in both TIG and TWMH.
Norma Corio. Ms. Corio currently serves on the Board of several public companies and has more than 40 years of experience in the financial services industry. She began her career in 1982 working in a variety of roles during her 30 years at JPMorgan Chase & Co. (“JPMorgan”), including as Head of Restructuring in the firm’s Investment Banking division and, subsequently, as Treasurer during the 2008-2010 financial crisis. Following JPMorgan, Ms. Corio served as Co-President of Miller Buckfire, a Stifel company, from 2013 to 2014. In 2014, she became Chief Financial Officer of American Express Global Business Travel (NYSE: GBTG), a role she held until 2017. From 2018 until 2022, Ms. Corio served as a Senior Managing Director of One Equity Partners, arranging debt financing for portfolio companies as Head of Capital Markets, serving on the Investment Committee and on several portfolio company boards. Ms. Corio currently serves on the board of Cicor Technologies Ltd. (SIX: CICN) and is a member of the Audit Committee, and serves as Chair of the Audit Committee of Finance of America Companies, Inc. (NASDAQ: FOA). She also serves on the board of private companies: Omni Environmental Solutions, Inc., serving as Chair of the Audit Committee, and Wood Technology, Inc., serving as Chair of the Compensation Committee and member of the Audit Committee. Ms. Corio was previously on the Board of GO Acquisition Corp. (NYSE: GOAC) as Audit Committee Chair and member of the Nominating and Compensation Committees from 2020 to 2022. Ms. Corio graduated with a Bachelor of Arts in Economics from LeMoyne College and earned a Masters in Business Administration from Pace University.
Ms. Corio’s qualifications to serve on our Board include her years spent working in the financial services industry and her extensive service on various public company boards of directors.
Timothy Keaney. Mr. Keaney has served as a member of our Board since January 2023. Mr. Keaney worked for the Bank of New York Company in various executive roles from 2000 until 2006 including head of the asset servicing business, and as head of the Bank of New York Company’s presence in Europe, having management responsibilities for all business activity in Europe. Upon the Bank of New York Company’s merger with the Mellon Financial Corporation in 2007 (forming the Bank of New York Mellon Corporation (NYSE: BK)), Mr. Keaney

began serving as co-Chief Executive Officer of the BNY Mellon’s asset servicing, and later served individually as Chief Executive Officer of asset servicing from 2010 until 2012. Mr. Keaney served as Vice Chairman of BNY Mellon from October 2010 until September 2014, and as Chief Executive Officer of Investment Services from 2013 to 2014. Mr. Keaney has served on the board of UNUM Group (NYSE: UNM) since 2012, currently serving as a member of the Finance Committee and as Chairman of the Audit Committee. Since 2019, Mr. Keaney has also served as a Director for PolySign, Inc., a privately held fintech company. Mr. Keaney earned a B.S.B.A. from Babson College.
Mr. Keaney’s qualifications to serve on our Board include his lengthy experience working in both the asset management and fintech industries, in addition to his time spent serving as a director of a U.S.-listed public company.
Tracey Brophy Warson. Ms. Warson has served as a member of our Board since January 2023. Ms. Warson currently works as a strategic advisor for multiple start-up companies and has more than 32 years of experience in the financial services industry. She began her career at Wells Fargo (NYSE: WFC) in 1988 where she served in various executive roles, ultimately becoming Executive Vice President of Private Client Services, a role she served in until 2006. From 2006 until 2010, Ms. Warson worked as Managing Director and Head of the Western Division of US Trust, Bank of America Private Wealth Management. In 2010, she became the Head of the Western Division of Citi Private Bank of Citigroup (NYSE: C) and served in that role until 2014. From 2014 until 2019, Ms. Warson served as Chief Executive Officer of Citi Private Bank (North America) where she led the Private Bank business across 25 offices throughout the U.S. and Canada, overseeing $230 billion in client business volume. Additionally, from 2014 to 2018, Ms. Warson was the Co-Chair of Citi Women, Citi’s global strategy to promote the advancement of women. In this role, she led the firm’s progress in pay equity, representation, and in having Citi sign the Women’s Empowerment Principles of the United Nations. In 2019, Ms. Warson was named Chair of Citi Private Bank and she retired in 2020. Ms. Warson served on the Board of InterPrivate II Acquisition Corp. (NYSE: IPVA), a special purpose acquisition company, in 2021. In 2021, Ms. Warson began serving on the board for SilverSpike Capital, LLC, a privately held company that focuses on investment management primarily in the cannabis and alternative health and wellness industries. Ms. Warson earned a Bachelor of Arts from the University of Minnesota in business administration and French.
Ms. Warson’s qualifications to serve on our Board include her immense experience working in the wealth management industry and her time spent serving as the director of a U.S.-listed public company.
Directors Not Standing for Reelection
Craig Smith. Mr. Smith has served as a member of our Board since January 2023 and is our Chair of Global Wealth Management. Mr. Smith was a Founding Partner and the President of TWMH overseeing its strategic direction as well as Tiedemann Advisors LLC’s (“Tiedemann Advisors”) advisor team and client experience. Mr. Smith began his TWMH career in 2000, serving as managing director, trust planning and administration, until his appointment as president in 2004. Previously, Mr. Smith was Vice President of J.P. Morgan & Co., Inc., leading the trust, estate and transfer tax planning services for New England private clients, among other roles. Prior to that, Mr. Smith practiced trust and estate law with the New York law firm, Patterson, Belknap, Webb & Tyler. He also served on TWMH’s Board of Directors and was Chairman of both the Executive Committee, and the Diversity Equity and Inclusion Committee for Tiedemann Advisors. Mr. Smith earned a Juris Doctor degree from Harvard Law School and graduated magna cum laude with a Bachelor of Arts from New York University.

Judy Lee. Ms. Lee has served as a member of our Board since January 2023. She is Managing Director of Dragonfly LLC, an international risk management and strategy advisory firm she co-founded in 2000. She is also CEO of Dragonfly Capital Ventures LLC, that develops and invests in renewable energy in SE Asia. Ms. Lee was an EVP and board director at Solar Frontier, the renewables business of Showa Shell Sekiyu KK. Previously, she was Partner at Capco and before that, Partner at Capital Markets Risk Advisors, both international risk advisory firms. Ms. Lee began her career at Bankers Trust (now Deutsche Bank) in 1988 where she was a Principal in Global Risk Management and was part of the pioneering team that developed quantitative risk methodologies which became part of the global banking standard. Ms. Lee currently serves on the board of DBS Holdings (SGX: DBS) where she sits on the Risk, Audit, Compensation, and Sustainability committees. She is also on the board of Commercial Bank of Ceylon (CSE: COMB) where she chairs the Risk Committee, was ex-chair of the Investment Committee and serves on the Nominations, Remuneration, Audit, and Strategy committees. In addition, Ms. Lee serves on the boards of several private companies including Mapletree Logistics Trust Management Ltd that manages a listed REIT (SGX: M44U); JTC, the Singapore government national industrial and infrastructure developer; and SMRT, Singapore’s public transport operator. Ms. Lee has an AMP from Harvard Business School, an MBA from Wharton School of Business and a BS from NYU Stern School of Business. She serves on the Executive Board of NYU Stern School, and has been adjunct professor at Singapore Management University, Peking University and Columbia University.
Nancy Curtin. Ms. Curtin has served as a member of our Board since January 2023 and is currently our Global Chief Investment Officer. Ms. Curtin previously served as a Partner, Group Chief Investment Officer, Head of Investment Advisory and participant member of the Supervisory Board of Alvarium. Before joining Alvarium, Ms. Curtin was Chief Investment Officer and Head of Investments at Close Brothers Asset Management (“CBAM”), a U.K. investment and financial advice firm which she helped to build focused on private clients, high-net-worth, charities, and family offices, from 2010 to 2019 and Managing Partner and Chief Investment Officer of Fortune Asset Management, an institutional advisory business focused on alternatives investing for family offices and European institutions, from 2002 until its acquisition by CBAM in 2010. Her previous roles also include Managing Partner and Independent Investment Adviser of Internet Finance Partners, a specialist venture capital business of Schroders plc, Managing Director and Head of Global Investments-Mutual Funds for Schroders, and Head of Emerging Markets and part of the senior leadership team for Baring Asset Management. Ms. Curtin started her career in investment banking and M&A, followed by investment leadership in a large single-family office, focused on private equity and real estate investments. She has been Chairperson of the Board of Digital Bridge Group, Inc, a leading global alternatives investment firm with a focus on identifying and capitalizing on key secular trends in digital infrastructure, since 2021 and has been a member of the board thereof since 2014; as well, she is a Trustee of a global charity Right to Play. Ms. Curtin is a Summa Cum Laude graduate of Princeton University and has an MBA from Harvard Business School.
Peter Yu. Mr. Yu has served as a member of our Board since inception, and as Cartesian Growth Corporation’s (“Cartesian”) Chief Executive Officer and as chairman of the Board prior to the Business Combination (as defined herein) from its inception on December 18, 2020 to the closing of the Business Combination on January 3, 2023. Mr. Yu currently serves as Managing Partner of Cartesian Capital, a global private equity firm and registered investment adviser headquartered in New York City. At Cartesian Capital, Mr. Yu has led more than 20 investments in companies operating in more than 30 countries. Mr. Yu currently serves on the boards of directors of several companies, including Cartesian Growth Corporation II, Tim Hortons China, PolyNatura Corp., Cartesian Royalty Holdings Pte. Ltd., ASO 2020 Maritime, Flybondi Ltd., and Simba Sleep Ltd. Previously, Mr. Yu served on the boards of directors of Banco Daycoval S.A., GOL Linhas Aéreas Inteligentes S.A., and Westport Fuel Systems Inc. Prior to forming Cartesian Capital, Mr. Yu founded and served as the President and Chief Executive Officer of AIGCP, a leading international private equity firm with over $4.5 billion in committed capital. Prior to founding AIGCP, Mr. Yu served President Bill Clinton as Director of the National Economic Council. A graduate of Harvard Law School, Mr. Yu served as President of the Harvard Law Review and as a law clerk on the U.S. Supreme Court. Mr. Yu received a bachelor’s degree from Princeton University’s Woodrow Wilson School.
Spiros Maliagros. Mr. Maliagros has served as a member of our Board since January 2023 and is our head of Global Asset Management. Mr. Maliagros is the President of TIG Advisors and has served in that capacity since 2007. He joined TIG Advisors in 2006 as general counsel assisting with SEC registration and overseeing all legal matters for the firm. In 2007, Mr. Maliagros was appointed president to support strategic initiatives for

TIG Advisors. Most recently, Mr. Maliagros has led the effort to source, evaluate, and execute the growth equity investments made in managers globally. Prior to joining TIG Advisors, from 2001 to 2006, Mr. Maliagros worked for the law firm Seward & Kissel LLP, representing and advising clients in the formation and distribution of domestic and offshore hedge funds, master-feeder funds, and fund-of-funds pursuant to U.S. federal and state securities law. In 2014, Mr. Maliagros was named “Lawyer of the Year” by the Hellenic Lawyers Association. He currently serves as Chairman of the Greek Division Board of Directors for the New York Ronald McDonald House. Mr. Maliagros received a B.A. in government and economics from Dartmouth College and a J.D. from Fordham University.
Future Board Appointments
At the Allianz Closing (as defined below), subject to Allianz Strategic Investments S.à.r.l.’s (“Allianz”) continued beneficial ownership of at least 50% of the Class A Common Stock purchased pursuant to the Allianz Investment Agreement (as defined below), Allianz will have the right to designate two directors to our Board. For so long as Allianz is permitted to designate two directors to our Board, one designee will serve as a member of a transaction committee (the “Transaction Committee”) to be established by the Board and each Allianz designee shall serve as a member of at least one other Board committee. Further, one director designated by Allianz will have the right to serve as an observer on each committee of the Board for which an Allianz designee is not serving as a member.
Biographical Information Regarding Executive Officers Who Are Not Directors
As of the date of this Proxy Statement, our executive officers who are not directors are as follows:
Name	Age	Position(s)
Brooke Connell	52	President of US Wealth Management
Colleen Graham	58	Global General Counsel
Kevin Moran	46	President and Chief Operating Officer
Robert Weeber	42	President of International Wealth Management
Stephen Yarad	54	Chief Financial Officer
Brooke Connell. Mr. Connell has over 30 years of experience in financial services and has served as President of our U.S. Wealth Management division since January 2023. Mr. Connell began his TWMH career in 2002, where he served as a managing director responsible for portfolio construction and risk management, and most recently served as Head of East Coast Advisory where he was responsible for overseeing the client team and continues to serve as Advisor for a number of the firm’s clients. Prior to joining TWMH, Mr. Connell was a Senior Vice President at Kinetics Asset Management, Inc., where he oversaw product and business development for proprietary mutual funds, separate accounts and hedge funds. Before Kinetics, Mr. Connell was Vice President for Chase Manhattan’s Global Asset Management (“GAM”) Group, with responsibility for developing investment strategies for the firm. In this role, he led the manager due diligence group for GAM and was on the team responsible for launching the third-party manager platform at the Global Private Bank. Mr. Connell is a member of the Board of Visitors at St. George’s School and holds a Bachelor of Arts in international business relations from Hobart College in Geneva, New York.
Colleen Graham. Ms. Graham has served as our Global General Counsel since March 2023. Ms. Graham started her career within the corporate law practice at Hughes Hubbard & Reed from 1991 to 1994, before joining Thacher Proffitt & Wood from 1994 to 1996. Ms. Graham worked at Credit Suisse from August 1996 to February 2016 in various capacities, including as a Managing Director, Senior Lawyer, Head of Compliance Americas, Global Chief Control and Operational Risk Officer for the Investment Bank and Head of Business Risk Management for the Private Bank Americas. At Credit Suisse, Ms. Graham served as Co-Chair of the Operational Risk Committee, on the Reputational Risk Committee and Head of Internal Control Systems for Credit Suisse Private Advisors. From February 2016 to July 2017, Ms. Graham served as the Co-Founder, Credit Suisse-designated CEO and on the Board of Directors of Signac LLC, a joint venture between Credit Suisse and Palantir Technologies. She was the Founder and CEO of NextGen Compliance LLC from July 2017 to April 2019. Most recently, Ms. Graham served as Executive Vice President and General Counsel of Boston Private Financial

Holdings from April 2019 to July 2021 and General Counsel and Chief Supervisory Officer of Boston Private’s successor entity, SVB Private from July 2021 to February 2023, where she served on the board of SVB Investment Services, Inc. Ms. Graham received her bachelor’s degree in finance and marketing from the Boston College Carroll School of Management, and her juris doctorate from St. John’s University School of Law where she was a St. Thomas More Scholar and received a full tuition academic scholarship.
Kevin Moran. Mr. Moran has served as our Chief Operating Officer since January 2023 and was named our President on March 22, 2024. Mr. Moran began his career with Tiedemann Advisors in 2008 as General Counsel and Chief Compliance Officer and has served as the Chief Operating Officer and General Counsel of TWMH, Tiedemann Advisors and Tiedemann Trust Company since September 2017. He previously was a member of the Executive Committee and the Chairman of the New Business Acceptance Committee for Tiedemann Advisors. Mr. Moran previously managed Tiedemann Advisors’ Finance, Operations, Client Service, Technology, Legal, Compliance, Human Resources and Extended Family Office Services teams, and he oversees M&A activity for TWMH. Prior to joining Tiedemann Advisors, from October 2004 to April 2008, Mr. Moran was Associate General Counsel and Chief Compliance Officer of FRM Americas, LLC, a subsidiary of Financial Risk Management. From September 2002 to October 2004, he was an associate in the financial service group of the law firm Katten Muchin Zavis Rosenman LLP. Mr. Moran earned a Juris Doctor degree from Boston University School of Law and received a Bachelor of Arts degree from Loyola University.
Robert Weeber. Mr. Weeber serves as the President of our International Wealth Management division. Prior to the Business Combination, Mr. Weeber founded and served as the Chief Executive Officer and Chairman of our international wealth management operation, Tiedemann Constantia. He previously held roles at JPMorgan’s Investment Opportunities Group and Credit Suisse, where he led the firm’s UK and International UNHW and family office business. Mr. Weeber has been recognized as one of the Private Asset Managers (PAM) Most Influential individuals in the wealth management sector in 2022, 2023 and 2024. Mr. Weeber earned a Bachelor of Arts (1st) from the University of Brighton and a Master’s in Business Administration from INSEAD.
Stephen Yarad. Mr. Yarad has served as our Chief Financial Officer since September 2023. Prior to joining the Company, Mr. Yarad was the Chief Financial Officer and Treasurer of MFA Financial, Inc. (NYSE: MFA), a leading residential mortgage REIT, since 2010. Prior to joining MFA, he was an audit partner in the New York financial services practice of KPMG LLP. Mr. Yarad began his career with KPMG in Australia in 1991 and during his career in public accounting he served several of the firm’s largest global financial services clients in Asia-Pacific, Europe, and North America. Mr. Yarad holds a Bachelor of Commerce in Accounting and Finance from the University of New South Wales and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a licensed CPA in New York and New Jersey, a member of the American Institute of Certified Public Accountants, and an associate member of the Institute of Chartered Accountants in Australia.
Family Relationships
There are no family relationships between any of our officers or directors.
Involvement in Certain Legal Proceedings
Our directors and executive officers are not parties to any material legal proceedings.

CORPORATE GOVERNANCE
Overall Role of the Board
Our Class A Common Stock is listed on the Nasdaq Capital Market under the symbol “ALTI.” Pursuant to the Company’s Bylaws and the Delaware General Corporation Law, our business and affairs are managed under the direction of our Board. Directors are kept informed of the Company’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the Board and its committees.
The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines are available at: https://ir.alti-global.com under “Governance.” The Board has also adopted a Code of Business Conduct and Ethics (the “Code”) that applies to the Company’s directors, officers, employees and certain designated agents, in accordance with applicable rules and regulations of the SEC and Nasdaq. Our Code is available at: https://ir.alti-global.com under “Governance.”
Board Leadership Structure
The Company is led by Timothy Keaney, who serves as the Chair of our Board, and Michael Tiedemann, who serves as Chief Executive Officer.
The Board currently separates the roles of Board Chair and Chief Executive Officer. We believe that the separation of the positions of Chair of the Board and Chief Executive Officer is appropriate for our current business and governance, enabling us to benefit from the experience and independence of our current Chair in leading our Board, as well as permitting our Chief Executive Officer to devote his time and expertise to the daily management of our business. The benefits of separation or combination of such positions may change over time as a result of the evolution of our business and changes in the membership of our Board or management.
Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit, Finance and Risk Committee (the “Audit Committee”) also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. The ESG&N Committee is responsible for periodically evaluating the Company’s corporate governance policies and systems in light of the governance risks that the Company faces, and the adequacy of the Company’s policies and procedures designed to address such risks. Our Human Capital and Compensation Committee (the “Compensation Committee”) works to develop and implement compensation policies and plans that attract and retain key management personnel while avoiding those that would expose the Company to undue risk.
Diversity and Inclusion. The Company and its Board believe diversity in the boardroom is critical to the success of the Company and its ability to create long-term value for our stockholders. The Board has and will continue to take into consideration diversity in gender, race/ethnicity, age, career experience, sexual orientation and nationality when considering director candidates. Although we do not have a formal diversity policy, the ESG&N Committee, in accordance with its policies and procedures for director candidates, seeks to identify candidates who will enhance the Board’s overall diversity with respect to skills, experience, viewpoints, race, ethnicity and other relevant elements. Our commitment to Board diversity enhances the Board’s involvement in our Company’s multifaceted long-term strategy and inspires deeper engagement with management, employees and clients around the world.

Additionally, we ask each director nominee to self-identify as to his or her racial/ethnic diversity and other diversity characteristics.
Board Diversity Matrix as of March 28, 2024
Total number of directors: 11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic
Native Hawaiian or Pacific Islander
White	3	6
Two or more races or ethnicities
LGBTQ+		1
Did not disclose demographic background
Board Skills and Experience Matrix
Experience
Accounting	☑					☑		☑		☑
Asset Management	☑		☑		☑	☑	☑	☑	☑		☑
Banking	☑	☑	☑	☑		☑	☑			☑	☑
Board Experience (other)	☑	☑	☑			☑	☑			☑
CEO Experience	☑	☑			☑	☑	☑		☑
CFO Experience						☑				☑
Compensation		☑	☑			☑	☑	☑		☑
COO Experience						☑				☑
ESG		☑	☑				☑		☑
European Asset Management		☑	☑
European Wealth Management			☑
Finance	☑	☑				☑			☑	☑
HR and Talent							☑
International	☑							☑	☑	☑
Legal/Regulatory	☑		☑			☑			☑	☑	☑
Mergers & Acquisitions	☑	☑	☑		☑	☑		☑	☑	☑
Risk	☑	☑	☑			☑				☑
Strategy Development	☑	☑	☑			☑	☑	☑	☑	☑	☑
Technology	☑		☑
Transformational Change			☑			☑	☑
Wealth Management			☑	☑	☑	☑	☑	☑

Corporate Governance Guidelines. Our Board strongly supports effective corporate governance and has developed and followed a program of strong corporate governance. Our ESG&N Committee is responsible for overseeing our Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. Our Guidelines are published on our website at https://ir.alti-global.com and are available in print to any stockholder who requests them from our Secretary.
Director Independence. Our Board undertook a review of the independence of each director. Our Board has determined that each of Ms. Corio, Ms. Lee, Mr. Keaney, Mr. Furlong, Ms. Brophy Warson and Mr. Yu are “independent directors” under the Nasdaq listing standards and applicable SEC rules. Our independent directors have scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.
Code of Business Conduct and Ethics. We have adopted a Code that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code is available on our website at https://ir.alti-global.com. We expect that, to the extent required by law, any amendments to the Code, or any waivers of its requirements, will be disclosed on our website or in our public filings. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Board Meetings. The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regularly scheduled executive sessions without management present. The Board held 18 meetings during fiscal year 2023, and all directors, other than Mr. Yu, attended at least 75% of the Board meetings and meetings of the committees on which they served during the periods they served.
Board Attendance at Annual Meeting of Stockholders. While we do not have a formal policy related to Board member attendance at annual meetings of stockholders, directors are encouraged to attend each annual meeting to the extent reasonably practicable. A majority of the then-serving directors attended the 2023 annual meeting of stockholders.
Board Committees
Our Board maintains an Audit Committee, a Compensation Committee and an ESG&N Committee.
Audit Committee. Our Audit Committee consists of Mr. Furlong, Ms. Corio, Ms. Lee, Mr. Keaney and Mr. Yu, with Mr. Furlong serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that all of the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. In addition, each of Mr. Furlong and Mr. Keaney qualifies as a “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.
The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. The audit committee’s duties include, but are not limited to:
•
maintaining open communications with the independent auditors, internal auditors or other personnel responsible for the internal audit function (if applicable), outside valuation experts, executive management, and the Board;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•
meeting separately, from time to time, with management, internal auditors or other personnel responsible for the internal audit function (if applicable), and the independent auditors to discuss matters warranting attention by the audit committee;

•	regularly reporting committee actions to the Board and making recommendations as the audit committee deems appropriate;
•	reviewing our risk management framework and major risk exposures;
•	reviewing the financial results presented in all reports filed with the SEC;
•
reviewing reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on our financial statements or its internal controls and procedures;

•	discussing the Company’s disclosure, oversight of and conformity with our Code, and matters that may have a material effect on our financial statements, operations, compliance policies, and programs;
•
reviewing and reassessing the adequacy of the audit committee’s charter at least annually and recommending any changes to the full Board; and •taking other actions required of the audit committee by law, applicable regulations, or as requested by the Board.

Our Board has adopted a written charter for the Audit Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
The Audit Committee Report, which is set forth in this Proxy Statement, further describes the audit committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2023.
Compensation Committee. Our Compensation Committee consists of Ms. Corio, Ms. Brophy Warson, Mr. Furlong, and Ms. Lee, with Ms. Corio serving as the chair of the committee. Our Board has determined that all of the members of the compensation committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to compensation committee membership.
The Compensation Committee’s main function is to oversee the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers and other senior management, as appropriate. The compensation committee’s duties include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;
•	reviewing on an annual basis our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the compensation committee deems it appropriate to do so in order to carry out its responsibilities. In carrying out its responsibilities, the compensation committee shall be entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the compensation committee may consult.
Our Board has adopted a written charter for the compensation committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
ESG&N Committee. Our ESG&N Committee consists of Ms. Brophy Warson, Mr. Keaney and Ms. Lee, with Ms. Brophy Warson serving as chair. Our Board has determined that all of the members of the ESG&N Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to ESG&N Committee membership.
The ESG&N Committee’s main function is to oversee our corporate governance policies and the composition of our Board and committees. The ESG&N Committee’s duties include, but are not limited to:
•
identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•	developing and recommending to the Board and overseeing implementation of our Corporate Governance Guidelines;
•
developing, reviewing and overseeing our environmental, social and governance strategy, initiatives, and policies, including matters related to environmental, health and safety and corporate responsibility;

•	reviewing and overseeing our diversity, equity and inclusion strategy, initiatives, and policies;
•
coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors, and management in our governance; and •reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Our Board has adopted a written charter for the ESG&N Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Director Nominations. The ESG&N Committee may solicit recommendations for the Board from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate, including stockholders. The ESG&N Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. In identifying and evaluating proposed director candidates, the ESG&N Committee considers, in addition to the minimum qualifications and other criteria for Board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:
•	the skills of the proposed director candidate;
•	his or her depth and breadth of business experience;

•
whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation or other background characteristics;

•	his or her independence; and
•	the needs of the Board.
The ESG&N Committee will consider candidates recommended by our stockholders pursuant to written applications submitted to AlTi Global, Inc., 520 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Colleen Graham, Global General Counsel & Secretary. The Secretary of the Company will forward all recommendations to the ESG&N Committee.
The information required to be included in any such recommendation for directors is set forth in our Bylaws, and the general qualification and specific qualities and skills established by the committee for directors are described above. Although we have not adopted a formal written policy regarding the consideration of candidates recommended by our stockholders, it is the ESG&N Committee’s policy to consider director candidates recommended by stockholders, and the Board believes that the procedures set forth in our Bylaws are currently sufficient and that the establishment of a formal policy is not necessary.
Without limiting the requirements contained in our Bylaws, a stockholder proposing to submit the names of candidates for director must set forth in the submission the following information: (i) as to each person whom the stockholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice: (A) the name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
While we do not have a formal diversity policy with respect to Board composition, the Board believes it is important for the Board to have diversity of knowledge base, professional experience and skills, and the ESG&N Committee takes these qualities into account when considering director nominees for recommendation to the Board. We believe diversity of perspectives and experience enhances our effectiveness. Given our commitment to diversity and related considerations in our appointment, hiring, and promotion practices, we have not adopted a formal diversity policy or specific diversity targets for determining Board membership or executive appointments. However, the Board remains committed to monitoring best practices and corporate governance developments in this area.
Director Election-Plurality Vote. Director nominees are elected by our stockholders based on a plurality of the votes of shares present and entitled to vote. Accordingly, the nominees who receive the largest number of votes actually cast will be elected.

Management Succession. As reflected in our ESG&N Committee charter, one of the Board’s primary responsibilities includes planning for CEO succession and monitoring, with the goal of establishing an effective succession plan. Our ESG&N Committee and the Board have established a formal succession plan for our CEO. ESG&N Committee succession planning for other senior executives is a key part of the Company’s review of management. As part of this review, we focus on whether the Company has the right people in place to execute our long-term strategic plans, and on our ability to identify, attract, develop, promote and retain future senior executives. An important element of succession planning across the organization is a commitment to building leadership from within and increasing diversity in leadership roles.
Communications with the Company and the Board. All interested parties, including stockholders, may communicate with the Company or our Board by letter addressed to AlTi Global, Inc., 520 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Colleen Graham, Global General Counsel & Secretary. This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chair, or if no Chair is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the Secretary of the Company will review the letter and forward it to the appropriate Board member(s).
Corporate Governance Documents. Our website is at https://ir.alti-global.com. Please visit our website under the section captioned “Governance” for Board committee charters (Audit Committee, ESG&N Committee, and Compensation Committee), the Guidelines, and the Code.
These materials may also be requested in print by writing to our Secretary, Colleen Graham, at AlTi Global, Inc., 520 Madison Avenue 26th Floor, New York, New York 10022. Please note that the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the Securities and Exchange Commission.
Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2023, the members of the Compensation Committee were Ms. Corio, Ms. Brophy Warson, Mr. Furlong, and Ms. Lee, each of whom are independent directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. No member of the Compensation Committee has formerly been an officer of the Company. No interlocking relationship exists between any member of the Board or compensation committee (or other committee performing equivalent functions) and any executive, member of our Board or member of the compensation committee (or other committee performing equivalent functions) of any other company.
Prohibition on Hedging and Pledging Company Securities
Our insider trading policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities. Additionally, such policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.
Clawback Policy
Our Board has adopted a policy that, in the event of a material restatement of our financial results, the Compensation Committee will review all incentive-based compensation that was paid to our executive officers on the basis of having met or exceeded specific performance targets for performance periods. If the bonuses paid pursuant to such incentive-based compensation would have been lower had the bonuses been calculated based on such restated results, the Company will seek to recoup the portion of the excess compensation that was received unless recovery would be impractical and either the third-party costs associated with recovery would exceed the amount to be recovered or recovery would cause a tax qualified plan to fail to remain tax qualified.

Certain Relationships and Related Party Transactions
As used in this Proxy Statement, the term “Business Combination” refers to the business combination consummated on January 3, 2023 pursuant to the terms of the Amended and Restated Business Combination Agreement, dated as of October 25, 2022 (as amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartesian, Rook MS LLC (“Umbrella Merger Sub”), TWMH, TIG Trinity GP, LLC (“TIG GP”), TIG Trinity Management, LLC, (“TIG MGMT” and, together with TIG GP, the “TIG Entities”), Alvarium and Alvarium Tiedemann Capital, LLC (“Umbrella”).
Investor Rights Agreements. Concurrently with the consummation of the Business Combination Agreement (the “Closing” and, the date on which such Closing occurred, the “Closing Date”), we entered into an investor rights agreement with IlWaddi Holdings (“IlWaddi”), pursuant to which, among other things, IlWaddi will have the right to designate one nominee to the Board (the “Shareholder Designee”), and any committee of the Board will include the Shareholder Designee as a member or, if the Shareholder Designee does not meet applicable independence requirements to serve on any of our audit, compensation or ESG&N Committees, the Shareholder Designee will have the right to participate in such committee meetings as an observer (the “Shareholder IRA”). Ali Bouzarif is currently the Shareholder Designee. In addition, at the Closing, we entered into separate investor rights agreements with certain Voting Parties (as defined therein and which includes CGC Sponsor LLC (the “Sponsor”) and Michael Tiedemann) pursuant to which, among other things, the Voting Party will agree to vote in favor of the election or re-election of the Shareholder Designee as a director (each, a “Voting IRA” and, collectively with the Shareholder IRA, the “Investor Rights Agreements”).
Constellation Investor Rights Agreement. Concurrently with the Company’s execution of the Allianz Investment Agreement, the Company entered into an Investment Agreement (the “Constellation Investment Agreement”) with CWC AlTi Investor LLC (“Constellation”), whereby, through a private placement of the Company’s securities, subject to the terms and conditions of the Constellation Investment Agreement, at the initial closing (the “Constellation Initial Closing”): (i) Constellation will purchase 115,000 shares of a newly created class of preferred stock designated Series C Cumulative Convertible Preferred Stock, with a liquidation preference of $1,000 per share (the “Series C Preferred Stock”), representing an initial investment equal to $115 million, and (ii) the Company will issue to Constellation warrants to purchase 1,533,333 shares of Class A Common Stock (collectively, the “Initial Constellation Transaction”).
The Constellation Initial Closing occurred on March 27, 2024.
Following the Constellation Initial Closing and during the period commencing May 1, 2024 until September 30, 2024, the Company is permitted to deliver a capital demand notice, requiring Constellation to purchase and acquire an additional 35,000 shares of Series C Preferred Stock, representing an additional investment equal to $35 million, subject to applicable regulatory approvals and other customary closing conditions. In the event that the Company delivers such notice to Constellation, Constellation will also receive from the Company, and the Company shall issue to Constellation, warrants to purchase 466,667 shares of Class A Common Stock.
The Series C Preferred Stock will rank senior to all company securities other than the Series A Preferred Stock (as defined below), to which it will be pari passu. Each share of Series C Preferred Stock will receive cumulative, compounding dividends at a rate of 9.75% per year (the “Series C Dividend Rate”), subject to annual adjustments based on the stock price of the Class A Common Stock during the fourth quarter of each applicable year (subject to a maximum rate of 9.75%) on the sum of (i) $1,000 per share plus, (ii) once compounded, any compounded dividends thereon ($1,000 per share plus accumulated compounded dividends and accrued but unpaid dividends through any date of determination, the “Accumulated Stated Value”). Dividends will be paid (at the option of the Company) as a payment in kind increase in the stated value of the issued shares of Series C Preferred Stock or in cash. The Series C Preferred Stock will also participate with any dividends or distributions declared on the Class A Common Stock.

Constellation will be entitled to vote its Series C Preferred Stock on an as-converted basis with holders of outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration, subject to a 7.5% voting cap as specified in the Series C Certificate of Designations and except as otherwise provided by law.
In connection with the Constellation Initial Closing, we entered into an investor rights agreement with Constellation (the “Constellation Investor Rights Agreement”), pursuant to which, among other things, subject to Constellation’s continued beneficial ownership of at least 50% of the Series C Preferred Stock purchased pursuant to the Constellation Investment Agreement, Constellation has the right to designate a non-voting observer to the Board (the “Constellation Observer”) to attend all meetings of the Board, subject to certain limitations. On March 27, 2024, we entered into a Board Observer Agreement with Karl Heckenberg, pursuant to which Mr. Heckenberg will serve as Constellation’s non-voting observer on our Board.
Umbrella LLC Agreement. Following the effective time of the Umbrella Merger Sub merging with and into Umbrella (the entity housing our “Up-C” structure), with Umbrella surviving such merger as a direct subsidiary of the Company, Umbrella adopted the Amended and Restated Limited Liability Company Agreement of Umbrella (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Umbrella LLC Agreement”) in the form attached as an exhibit to the Business Combination Agreement. We are the sole manager of Umbrella. Certain of our directors and officers are members of Umbrella.
Provisions in the Umbrella LLC Agreement are intended to ensure that the total number of Umbrella’s Class A Common Units (as defined in the Umbrella LLC Agreement) outstanding is always equal to the total number of outstanding shares of Class A Common Stock. The shares of Class B Common Stock (which is solely voting stock with no economic rights) will be “paired” to Class B common units of Umbrella (“Umbrella Class B Common Units”), which are economic units pursuant to which the holders of Class B Common Units effectively receive the economics they would have received had they instead held Class A Common Stock, with the holders of Umbrella Class B Common Units holding one share of Class B Common Stock for each Umbrella Class B Common Unit held.
The Umbrella LLC Agreement provides that transfers of the Umbrella Class B Common Units may not be made without the Manager’s consent except in the case of certain permitted transfers. The Umbrella LLC Agreement also provides for terms and conditions upon which holders of Umbrella Common Units can exchange one Umbrella Class B Common Unit and one share of Class B Common Stock (collectively, a “Paired Interest”) for, at our option, either (i) a number of shares of Class A Common Stock equal to the Exchange Rate (as defined in the Umbrella LLC Agreement) or (ii) cash in an amount based upon the sale price of Class A Common Stock in a private sale or the price to the public.
In connection with the Constellation Initial Closing, we plan to amend and restate the Umbrella LLC Agreement to incorporate preferred interests in Umbrella that will mirror the preferred stock issued to Constellation.
Tax Receivable Agreement. We will make an election under Section 754 of the Internal Revenue Code for the taxable year of 2023, in which the Business Combination occurs, and such election will remain in effect for any future taxable year in which an exchange of Paired Interests occurs. Such election is expected to result in increases to our allocable share of the tax basis of the assets of Umbrella at the time of the Business Combination transactions and any future Unit Exchange. Such increases in our allocable share of Umbrella’s tax basis in its assets may reduce the amount of tax that we would otherwise be required to pay in the future. Such increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
At the Closing, we entered into a Tax Receivable Agreement with members of TWMH, members of TIG GP and members of TIG MGMT (including certain of our directors and officers) (collectively, the “TRA Recipients”) that provides for the payment by us to the TRA Recipients of 85% of the amount of cash tax savings, if any, in U.S. federal, state, and local and foreign income tax that we actually realize (or are deemed to realize in the case of an early termination payment by us or a change in control, as discussed below) as a result of the increases in tax basis and certain other tax benefits related to our entering into the Tax Receivable Agreement, dated as of January 3, 2023 (the “Tax Receivable Agreement”). This payment obligation is our obligation and not the obligation of Umbrella. We will benefit from the remaining 15% of cash tax savings, if any, that we realize as a result of such tax attributes. For purposes of the Tax Receivable Agreement, the cash tax savings will be computed by comparing our actual income tax liability to the amount of such taxes that we would have been required to pay had there been no increase to the tax basis of our assets as a result of the Business Combination or the Unit Exchanges and had we not entered into the Tax Receivable Agreement.
The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivable Agreement for an amount based on the present value of the agreed payments remaining to be made under the Tax Receivable Agreement (as described in more detail below), there is a change of control (as described in more detail below), or we breach any of our material obligations under the Tax Receivable Agreement, in which case all obligations will generally be accelerated and due as if we had exercised our right to terminate the Tax Receivable Agreement. Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, as the calculation depends on a variety of factors. The actual increase in tax basis of the assets of Umbrella, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:
•
the timing of Unit Exchanges and the price of our Class A Common Stock at the time of such Unit Exchanges-the increase in any tax deductions, as well as the tax basis increase in other assets or other tax attributes, is proportional to the price of our Class A Common Stock at the time of the Unit Exchange;

•
the extent to which such Unit Exchanges are taxable-if an exchange is not taxable for any reason, an increase in the tax basis of the assets of Umbrella (and thus increased deductions) may not be available as a result of such Unit Exchange; and

•	the amount and timing of our income-we will be required to pay 85% of the cash tax savings, if any, as and when realized.
If we do not have taxable income (determined without regard to the tax basis increase resulting from a Unit Exchange), we will generally not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no cash tax savings will have been actually realized. However, any cash tax savings that do not result in realized benefits in a given tax year may generate tax attributes that may be utilized to generate benefits in future tax years (with possibly some carry back potential to prior tax years for certain tax purposes). The utilization of such tax attributes will result in payments under the Tax Receivable Agreement.
Future payments under the Tax Receivable Agreement are expected to be substantial. It is possible that future transactions or events could increase or decrease the actual cash tax savings realized and the corresponding payments under the Tax Receivable Agreement. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax savings we realize and/or distributions to us by Umbrella are not sufficient to permit us to make payments under the Tax Receivable Agreement. The payments under the Tax Receivable Agreement are not conditioned upon the TRA Recipients’ continued ownership of us or Umbrella.
In addition, the Tax Receivable Agreement provides that upon a change of control, our obligations under the Tax Receivable Agreement would be accelerated as if we had exercised our early termination right based on certain assumptions (as described below), including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement.
Furthermore, we may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future payments under the Tax Receivable Agreement. In determining such anticipated future payments, the Tax Receivable Agreement includes several assumptions, including (1) that any Umbrella common units that have not been redeemed are deemed redeemed for the market value of our Class A Common Stock and the amount of cash that would have been transferred if the redemption had occurred at the time of termination, (2) we will have sufficient taxable income in each future taxable year to fully utilize all relevant tax attributes subject to the Tax Receivable Agreement, (3) the tax rates for future years will be those specified in the law as in effect at the time of termination, and (4) certain non-amortizable, non-deductible assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings is discounted at a rate equal to SOFR plus 100 basis points.
As a result of the change in control provisions and the early termination right, we could be required to make payments under the Tax Receivable Agreement that are greater than or less than 85% of the actual cash tax savings that we realize in respect of the tax attributes subject to the Tax Receivable Agreement. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.
Decisions made in the course of running our businesses may influence the timing and amount of payments that are received by the TRA Recipients under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the tax liability of an exchanging holder without giving rise to any rights to payments under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine. Although we are not aware of any issue that would cause the IRS to challenge an increase in the tax basis of the assets of Umbrella that would otherwise be subject to the Tax Receivable Agreement, we will not be reimbursed for any payments previously made under the Tax Receivable Agreement with respect to a tax basis increase that is successfully challenged. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of our cash tax savings.
Alvarium Exchange Agreement. Concurrently with the execution of the Business Combination Agreement, we, Alvarium and the shareholders of Alvarium (the “Alvarium Shareholders”) entered into the Alvarium Exchange Agreement, dated as of September 19, 2021 (the “Alvarium Exchange Agreement”), pursuant to which, at the Closing, the Alvarium Shareholders exchanged their ordinary shares of an Isle of Man entity which was established by Alvarium and owned by the Alvarium Shareholders (“Alvarium Topco”) and Class A Shares of Alvarium Topco for that number and type of Class A Common Stock as is equal to each Alvarium Shareholders’ portion of the Alvarium Shareholders Share Consideration (as defined in the Business Combination Agreement) as determined in accordance with the Business Combination Agreement.
Subscription Agreements. Concurrently with the execution of the Business Combination Agreement, we entered into Subscription Agreements, dated as of September 19, 2021 (as amended, the “Subscription Agreements”), with subscribers desiring to purchase Class A Common Stock at the Closing (the “PIPE Investors”), pursuant to which, on the terms and subject to the conditions therein, the PIPE Investors collectively subscribed for 16,936,715 shares (“PIPE Shares”) at a purchase price of $9.80 per share, for an aggregate purchase price equal to $164,999,807 (such transactions, collectively the “Private Placement”). The Private Placement was consummated substantially concurrently with the closing of the Business Combination. Upon the closing of the Private Placement, we simultaneously (i) canceled 2,118,569 SPAC Class A Ordinary Shares (as defined in the Business Combination Agreement) held by Sponsor, which number was equal to the number of SPAC Class B Ordinary Shares (as defined in the Business Combination Agreement) held by the Sponsor which were subject to forfeiture pursuant to the Sponsor Support Agreement, dated as of September 19, 2021, by and between the Company, TWMH, TIG GP, TIG MGMT and Alvarium (as amended, the “Sponsor Support Agreement”) and (ii) issued to the PIPE Investors the shares of Class A Common Stock in an amount of shares equal to the number of PIPE Shares, divided by the sum of the number of the non-redeemed SPAC Class A Ordinary Shares and the number of PIPE Shares, on a pro-rata basis based on the number of PIPE Shares held by such PIPE Investors.

IlWaddi (a greater than 5% beneficial owner of the Company’s voting securities) was issued 5,834,697 shares of Class A Common Stock in connection with the Private Placement. Sponsor was issued 2,861 shares of Class A Common Stock in connection with the Private Placement.
Registration Rights and Lock-Up Agreement. On the Closing Date, we, certain of our stockholders (including the Sponsor), the Alvarium Shareholders, members of TWMH, members of TIG GP and members of TIG MGMT (such stockholders and members, the “Holders”) entered into the Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, we were obligated to file a registration statement to register the resale of certain of our securities held by the Holders (including any outstanding Common Stock and any other equity security (including the Private Placement Warrants (as defined below) and Common Stock issued or issuable upon the exercise or conversion of any other such equity security) held by a Holder immediately following the Closing (including any securities distributable pursuant to the Business Combination Agreement and any PIPE Shares) and any Common Stock or any other equity security issued or issuable, including in exchange for Umbrella Class B Common Units pursuant to the terms and subject to the conditions of the Umbrella LLC Agreement). The Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Subject to certain customary exceptions, the Registration Rights and Lock-Up Agreement further provides for the Common Stock and any other equity securities convertible into or exercisable or exchangeable for Common Stock (“Lock-Up Shares”) held by the Holders to be locked-up for a period of time, as follows:
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In relation to the private placement warrants issued by Cartesian (the “SPAC Private Placement Warrants”), except those held by specified individuals referred herein as the “Director Holders”: one-third of the SPAC Private Placement Warrants were locked-up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; one-third of the SPAC Private Placement Warrants were locked-up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date; and one-third of the SPAC Private Placement Warrants were not locked-up;

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The SPAC Class B Ordinary Shares held by the Director Holders and the Common Stock received in exchange for such SPAC Class B Ordinary Shares (the “Director Shares”) and (y) 50% of the shares of Common Stock, or Class B Units that are exchangeable into Common Stock pursuant to the Umbrella LLC Agreement, held by the Inactive Target Holders (as designated therein) (the “Inactive Target Holder Shares” and, together with the Director Shares, the “Director/Inactive Target Holder Shares”) were locked-up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date;

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The Option Shares (as defined in the Option Agreements, dated September 19, 2021, by and between the Company and the PIPE Investors, as amended on October 25, 2022) (the “Sponsor-Sourced Option Shares”) were locked-up for the period beginning on the Closing Date and ending on the earlier to occur of (x) one year after the date of the Closing Date or (y) such time, at least 150 days after the Closing Date, that the closing price of Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-day trading period;

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In relation to the Lock-Up Shares (other than the SPAC Private Placement Warrants, the Director/Inactive Target Holder Shares and the Sponsor-Sourced Option Shares): an amount equal to 40% (plus, in the case of the Sponsor, the Specified Amount (as defined in the Registration Rights and Lock-Up Agreement)) of such Lock-Up Shares were locked-up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date; an amount equal to 30% (minus, in the case of the Sponsor, one-half of the Specified Amount) of such Lock-Up Shares will be locked-up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; and an amount equal to 30% (minus, in the case of the Sponsor, one-half of the Specified Amount) of such Lock-Up Shares will be locked-up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date.

Registration Rights and Lock-Up Under the Constellation Investor Rights Agreement. Pursuant to the Constellation Investor Rights Agreement to be entered into with Constellation at the Initial Constellation Closing, we will be obligated to file a registration statement to register the Class A Common Stock resulting from the conversion of the Series C Preferred Stock or the exercise of Constellation’s warrants, within 45 days of Constellation’s request. Constellation may only request such registration statement once within any six-month period. The Constellation Investor Rights Agreement also provides Constellation with “piggy-back” registration rights, subject to certain requirements and customary conditions.
The Constellation Investor Rights Agreement will also provide that the Series C Preferred Stock is locked-up and cannot be transferred until the second anniversary of the Constellation Initial Closing, except in the event of a change of control of the Company. However, Constellation is permitted to transfer any or all of its Series C Preferred Stock to one or more of its Permitted Transferees (as defined in the Constellation Investor Rights Agreement) without the consent of the Company at any time, so long as such transferee has agreed in writing to be bound by the terms of the Constellation Investor Rights Agreement by executing a joinder and the transfer is in compliance with applicable securities or “blue sky” laws. Constellation’s Permitted Transferees generally include affiliates and custodians or nominees holding shares for the benefit of Constellation.
Additional Related Party Transactions Prior to the Business Combination
Founder Shares. On December 31, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 7,187,500 SPAC Class B Ordinary Shares (the “Founder Shares”). On February 23, 2021, we effectuated a recapitalization, and as a result, the initial stockholders held 8,625,000 Founder Shares, including up to 1,125,000 Founder Shares, which were subject to forfeiture by the Sponsor, if the over-allotment option was not exercised by the underwriters in full. As a result of the underwriters’ election to fully exercise their over-allotment option on February 26, 2021, none of the Founder Shares were subject to forfeiture any longer.
On the Closing Date, we consummated the Business Combination, pursuant to which, among other things, the Founder Shares were automatically converted into shares of Class A Common Stock. The initial stockholders, including the Sponsor, are subject to contractual restrictions on transfer of such shares of Class A Common Stock, as described more fully under “-Registration Rights and Lock-Up Agreement” above.
Related Party Transaction Policy
The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:
•	any person who is, or at any time during the applicable period was, one of our executive officers or a member of the Board;
•	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;
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any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer, or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, or beneficial owner of more than 5% of our voting stock; and

•
any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have also adopted policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. For example, we have adopted a Code that generally prohibits our officers or directors from engaging in any transaction where there is a conflict between such individual’s personal interest and our interests. Waivers to the Code will generally only be obtained from the audit committee, or if for an executive officer, by the Board, and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

STOCK OWNERSHIP
The following table sets forth beneficial ownership of Common Stock as of May 1, 2024 by:
•	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;
•	each of the Company’s current named executive officers, directors and director nominees; and
•	all current executive officers, directors and director nominees of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within 60 days.
Percentage ownership of our voting securities is based on 120,007,639 shares of Common Stock issued and outstanding on March 26, 2024, consisting of 71,742,444 shares of Class A Common Stock and 48,265,195 shares of Class B Common Stock, par value $0.0001 per share of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).
Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned (2)		% of Ownership
Name of Beneficial Owner(1)	Shares	Percentage	Shares	Percentage
Five Percent Holders
Pangaea Three-B, LP(3)	6,517,759	9.1%	-	-	5.4%
IlWaddi Holdings(4)	17,933,265	25.0%	-	-	14.9%
Global Goldfield Limited(5)	10,426,163	14.5%	-	-	8.7%
Drew Figdor	990,527	1.4%	7,867,856	16.3%	7.4%
Directors, Director Nominees and Named Executive Officers
Michael Tiedemann(6)	432,369	*	9,780,041	20.3%	8.5%
Stephen Yarad	18,953	*			*
Kevin Moran	175,775	*	695,759	1.4%	*
Colleen Graham	11,157	*	-	-	*
Spiros Maliagros(7)	512,985	*	3,411,306	7.1%	3.3%
Robert Weeber(8)	466,647	*	616,024	1.3%	*
Brooke Connell	190,772	*	765,879	1.6%	*
Nancy Curtin	20,939	*	-	-	*
Peter Yu(9)	6,530,870	9.1%	-	-	5.4%
Craig Smith	36,260	*	2,072,165	4.3%	1.8%
Ali Bouzarif(10)	761,409	1.1%	-	-	*
Timothy Keaney	13,111	*	-	-	*
Judy Lee	13,111	*	-	-	*
Tracey Brophy Warson	13,111	*	-	-
Mark Furlong	25,000	-	-	-	-
Norma Corio	-	-	-	-	-

All directors, director nominees and executive officers as a group (16 individuals)	9,222,469	12.9%	17,341,174	35.9%	22.1%

*Indicates beneficial ownership of less than 1%.
(1)	Unless otherwise noted, the business address of each of the entities or individuals is 520 Madison Avenue, 26th Floor, New York, NY 10022.
(2)
Each Class B Unit (a “Class B Unit”) of Umbrella is paired with a share of Class B Common Stock (collectively, the “Paired Interests”). Pursuant to the Umbrella LLC Agreement, a Paired Interest may be exchanged at designated times for a share of Class A Common Stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications. As the holder exchanges the Paired Interests pursuant to the Umbrella LLC Agreement, the shares of Class B Common Stock included in the Paired Interests will automatically be canceled and the Class B Common Units included in the Paired Interests shall be automatically transferred to us and converted into and become an equal number of Class A Common Units in Umbrella.

(3)
Consists of (i) 3,533,605 shares of Class A Common Stock held by the Sponsor, and (ii) 2,984,154 shares of Class A Common Stock held by Pangaea Three-B, LP (“Pangaea”), the sole member of the Sponsor. Pangaea is the sole member of the Sponsor, and both the Sponsor and Pangaea are controlled by Peter Yu. Consequently, each of Pangaea and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and thus to share beneficial ownership of such securities, and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and Pangaea and thus to share beneficial ownership of such securities. Mr. Yu disclaims beneficial ownership of the securities held by the Sponsor and Pangaea, except to the extent of his pecuniary interest therein. The business address of Pangaea is 505 Fifth Avenue, 15th Floor, New York, NY 10017.

(4)
Consists of (i) 17,933,265 shares of Class A Common Stock held directly by IlWaddi Holdings (“IlWaddi”). H.E. Sheikh Jassim Abdulaziz J.H. Al-Thani is the sole owner of IlWaddi. Accordingly, Mr. Al-Thani may be deemed to have beneficial ownership of the shares held directly by ilWaddi. The business address of IlWaddi and Mr. Al-Thani is c/o Geller Advisors, 909 Third Avenue, New York, NY 10022.

(5)
Consists of (i) 10,426,163 shares of Class A Common Stock held directly by Global Goldfield Limited (“GGL”). The sole owner of GGL is Jaywell Limited (“Jaywell”). The sole owner of Jaywell is Avanda Investments Limited (“Avanda”). The sole owner of Avanda is Peterson Alpha (PTC) Limited (“Peterson”). The sole owner of Peterson is Sai Hong Yeung. Accordingly, each of Jaywell, Avanda, Peterson and Mr. Yeung may be deemed to have beneficial ownership of the shares held directly by GGL. The business address of GGL, Jaywell, Avanda, Peterson and Mr. Yeung is 22/F South China Building, 1-3 Wyndham Street, Central, Hong Kong.

(6)
Consists of (i) 309,146 shares of Class A Common Stock and 4,915,196 shares of Class B Common Stock held by Mr. Tiedemann, (ii) 63,326 shares of Class A Common Stock and 2,500,103 shares of Class B Common Stock held by the Michael Glenn Tiedemann 2012 Delaware Trust (“MGT 2012 DE Trust”) over which shares Mr. Tiedemann has investment discretion, (iii) 16,979 shares of Class A Common Stock and 670,334 shares of Class B Common Stock held by the CHT Family Trust Article 3rd fbo Michael G. Tiedemann (“CHT Fam Tst Ar 3rd fbo MGT”) over which shares Mr. Tiedemann has investment discretion and (iv) 42,918 shares of Class A Common Stock and 1,694,408 shares of Class B Common Stock held by Chauncey Close, LLC, over which shares Mr. Tiedemann may be deemed to have beneficial ownership by virtue of being the managing member of Chauncey Close, LLC. Mr. Tiedemann disclaims beneficial ownership of the shares of Class B Common Stock held by the MGT 2012 DE Trust, the CHT Fam Tst Ar 3rd fbo MGT and Chauncey Close, LLC, except to the extent of any pecuniary interest he may have therein. The principal business address of MGT 2012 DE Trust is c/o Tiedemann Trust Company, 200 Bellevue Parkway, Suite 525, Wilmington, DE 19809.

(7)
Consists of (i) 512,985 shares of Class A Common Stock and (ii) 3,411,306 shares of Class B Common Stock held by Mr. Maliagros. Does not include any shares held by Chauncey Close, LLC, in which Mr. Maliagros has a pecuniary interest. Mr. Maliagros disclaims beneficial ownership of the shares of Class B Common Stock held by Chauncey Close, LLC, except to the extent of any pecuniary interest he may have therein.

(8)
Consists of (i) 466,647 shares of Class A Common Stock held by Mr. Weeber and (ii) 17,730 shares of Class A Common Stock and 616,024 shares of Class B Common Stock held by Swartberg Holding 1 AG (“Swartberg”). Swartberg is controlled by Mr. Weeber. Consequently, Mr. Weeber may be deemed to share voting and dispositive control over the securities held by Swartberg and thus to share beneficial ownership of such securities. Mr. Weeber disclaims beneficial ownership of the securities held by, except to the extent of his pecuniary interest therein. The business address of both Swartberg is Bahnhofstrasse 11 ZUG 6300, SZ.

(9)
Consists of (i) 13,111 shares of Class A Common Stock held by Mr. Yu, (ii) 3,533,605 shares of Class A Common Stock held by the Sponsor, and (iii) 374,429 shares of Class A Common Stock held by Pangaea, the sole member of the Sponsor. Pangaea is the sole member of the Sponsor, and both the Sponsor and Pangaea are controlled by Peter Yu. Consequently, each of Pangaea and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and thus to share beneficial ownership of such securities, and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and Pangaea and thus to share beneficial ownership of such securities. Mr. Yu disclaims beneficial ownership of the securities held by the Sponsor and Pangaea, except to the extent of his pecuniary interest therein. The business address of the Sponsor is 505 Fifth Avenue, 15th Floor, New York, NY 10017.

(10)
Consists of (i) 13,111 shares of Class A Common Stock held by Mr. Bouzarif and (ii) 748,298 shares of Class A Common Stock held by MERCYAH B.V. (“Mercyah”). Mercyah is controlled by Mr. Bouzarif. Consequently, Mr. Bouzarif may be deemed to share voting and dispositive control over the securities held by Mercyah and thus to share beneficial ownership of such securities. Mr. Bouzarif disclaims beneficial ownership of the securities held by Mercyah, except to the extent of his pecuniary interest therein. The business address of both Mercyah is Brugsesteenweg (Kor) No.44 Kortnijk, Belgium.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership of, and transactions in, our equity securities. To our knowledge, based solely on a review of copies of such reports that we received, our records and written representations received from our directors, executive officers, and certain of those persons who own greater than 10% of any class of our equity securities, for the year ended December 31, 2023, all applicable Section 16(a) filing requirements were complied with on a timely basis, except that due to inadvertent administrative errors, one late Form 4 filed by our Chief Financial Officer, one late Form 3 and two late Form 4s filed by our Global General Counsel, and one late Form 4 filed by IlWaddi, a 10% holder of our equity securities.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table contains information as of December 31, 2023 with respect to compensation plans under which any of our equity securities are authorized for issuance. This table includes information as of December 31, 2023 with respect to our equity securities under the AlTi Global, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which was approved by our stockholders in connection with the Business Combination and is our only equity compensation plan.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights. (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholder	-	-	7,192,935
Equity compensation plans not approved by securityholders	-	-	-
Total	-	-	7,192,935

EXECUTIVE COMPENSATION
Introduction
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section discusses the material components of the executive compensation program for our executive officers who are our named executive officers (“Named Executive Officers” or “NEOs”), which consist of our Chief Executive Officer and our two other most highly compensated executive officers. For the fiscal year ended December 31, 2023, our Named Executive Officers are Michael Tiedemann, Stephen Yarad and Brooke Connell.
SUMMARY COMPENSATION TABLE
The following table summarizes the total compensation paid to or earned by each of our Named Executive Officers in fiscal year 2023.
Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total($)
Michael Tiedemann, Chief Executive Officer	2023	600,000	-	333,379	16,500	949,879
	2022	600,000	457,000	193,000	12,500	1,262,500
Stephen Yarad, Chief Financial Officer(4)	2023	108,000	525,000	1,037,567	5,408	1,675,975
Brooke Connell, President, US Wealth Management(5)	2023	375,000	147,600	500,846	43,230 (6)	1,066,676
(1)
The amounts in this column represent discretionary bonuses earned by our NEOs during the applicable fiscal year. Mr. Yarad’s bonus represents a guaranteed bonus for 2023 performance to be paid to him in 2024, in accordance with his offer letter.

(2)
The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to each named executive officer pursuant to the 2023 Plan, computed in accordance with FASB Accounting Standards Codification Topic 718. Such grant date fair values do not take into account any estimated forfeitures. See our audited consolidated financial statements appearing in our 2023 Annual Report for assumptions underlying the valuation of equity awards. The amounts reported in this column reflect the accounting cost for these restricted stock units and do not correspond to the actual economic value that may be received by our NEOs upon the vesting of the restricted stock units or any sale of the underlying shares of common stock.

(3)
Unless otherwise provided, amounts reported for 2023 represent matching contributions contributed by the Company to each NEO’s account in the Company’s 401(k) plan. For Mr. Connell, the amounts reported reflect 401(k) matching contributions in the amount of $16,500 and $26,730 for the forgiveness of amounts owed by Mr. Connell to the Company prior to the closing of the Business Combination.

(4)	Mr. Yarad joined the Company on September 18, 2023 and his base salary was pro-rated, per the terms of his offer letter.
(5)	Mr. Connell was not an NEO for 2022.
(6)	In 2021, TWMH and Mr. Connell entered into an agreement whereby TWMH advanced funds to Mr. Connell to pay his estimated federal, state and local withholding taxes. In addition, in connection with the Business Combination, as of the end of 2022 and 2023, TWMH owed Mr. Connell distributions in the amount of approximately $110,000. In 2023, in accordance with the terms of the agreement, the Company forgave $26,730 in principal owed by Mr. Connell. The remainder of the outstanding principal was offset by amounts owed Mr. Connell.
Employment Agreements
Tiedemann Employment Agreement. Effective upon the closing of the Business Combination, the Company, TIG Advisors, and Mr. Tiedemann entered into an amended and restated executive employment and restrictive covenant agreement (the “Tiedemann Employment Agreement”) pursuant to which Mr. Tiedemann agreed to serve in the capacity of Chief Executive Officer of the Company, TIG Advisors and any of the other Company Entities (as defined in the Tiedemann Employment Agreement) designated by the Company for an initial term of five years from the Closing Date. For his services, Mr. Tiedemann is (a) paid a base salary of $600,000 per annum, (b) eligible to receive a bonus with respect to each fiscal year during the Employment Term (as defined in the Tiedemann Employment Agreement) under our annual incentive compensation plan, program and/or arrangements applicable to senior-level executives as established and modified from time to time by the compensation committee; provided, however, that in no event shall the target bonus in any fiscal year be less than the 50th percentile of annual bonuses, determined based on the Benchmarking Methodology (as defined below), and (c) entitled to an equity grant with respect to each fiscal year (including any partial year in which the Tiedemann Employment Agreement becomes effective) under any equity and/or equity-based compensation plan(s) adopted and maintained by the Company or TIG Advisors from time to time (if any) for the benefit of select employees of the Company Entities (which any Equity Awards (as defined in the Tiedemann Employment Agreement) granted to Mr. Tiedemann under the Executive Incentive Plan (as defined in the Tiedemann Employment Agreement), and the terms and conditions thereof, shall be determined by the compensation committee; provided, however, that in no event shall the terms and conditions thereof be any less favorable to Mr. Tiedemann than any other senior executive participating in an Executive Incentive Plan, and further provided that the value and vesting term for each Equity Award will not be less than the 50th percentile of incentive equity grants, determined based on the Benchmarking Methodology). The Base Compensation (as defined in the Tiedemann Employment Agreement) will be subject to annual review for increase, but not decrease, by the Board; provided, however, that such review may be delegated to the compensation committee. The “Benchmarking Methodology” is defined as: the results of a benchmarking study of executives of similar title and role to Executive at comparable public companies, based on a peer group of executives and companies to be agreed upon in advance in writing by the Company and Mr. Tiedemann, with such benchmarking study prepared by an independent third-party consulting firm that selected by the compensation committee after consultation with Mr. Tiedemann and engaged at our expense. Mr. Tiedemann’s employment and Employment Term (as defined in the Tiedemann Employment Agreement) will terminate upon the earliest to occur of the following: (a) the date of Mr. Tiedemann’s death; (b) a termination of Mr. Tiedemann’s employment by TIG Advisors due to Mr. Tiedemann’s Disability (as defined in the Tiedemann Employment Agreement); (c) Mr. Tiedemann’s resignation without Good Reason (as defined below); (d) a termination of Mr. Tiedemann’s employment by TIG Advisors for Cause; (e) a termination of Mr. Tiedemann’s employment by TIG Advisors without Cause; (f) the resignation of Mr. Tiedemann for Good Reason; or (g) the conclusion of the Employment Term in the event of non-renewal. Notwithstanding the foregoing, prior to the third anniversary of the Closing Date, TIG Advisors will not be entitled to terminate Mr. Tiedemann’s employment without Cause unless the determination to do so is made by a unanimous vote of the Board (after Mr. Tiedemann has been given the opportunity to make a presentation to the Board in opposition to such determination, if he so desires), excluding Mr. Tiedemann and any members who affirmatively indicate, in writing, that they are abstaining or recusing themselves from voting and provided that following any such abstentions or recusals, a quorum exists as under the applicable corporate documents (such determination, an “Early TWOC”). None of TIG Advisors, Mr. Tiedemann, or any Board member will take any undue action (including but not limited to the use of financial incentives or disincentives) to encourage or induce any Board member to vote, abstain, or recuse themselves from voting on an Early TWOC. (x) “Good Reason” is defined as the occurrence of any of the following events without Mr. Tiedemann’s consent: (a) a material reduction in Mr. Tiedemann’s Base Compensation; (b) a material diminution in Mr. Tiedemann’s duties, authority or responsibilities, or a change in Mr. Tiedemann’s title or reporting line; (c) a relocation of more than 30 miles from Mr. Tiedemann’s primary place of employment in New York, NY; or (d) the material breach of the Tiedemann Employment Agreement by the Company or TIG Advisors and (y) “Cause” is defined as: (a) a conviction of Mr. Tiedemann to a felony or other crime involving moral turpitude; (b) gross negligence or willful misconduct by Mr. Tiedemann resulting in material economic harm to the Company and/or the Company Entities, taken as a whole; (c) a willful and continued failure by Mr. Tiedemann to carry out the reasonable and lawful directions of the Board issued in accordance with the Company’s or TIG Advisors’ Certificate of Formation, Certificate of Incorporation or other governing documents; (d) Mr. Tiedemann engaging in (A) fraud, (B) embezzlement, (C) theft or (D) knowing and material dishonesty resulting in material economic harm to the Company or any of the Company Entities. For the avoidance of doubt, subpart (C) of the preceding sentence is not intended to include any de minimis, incidental conduct by Mr. Tiedemann (e.g., taking office supplies home, etc.) or inadvertent actions such as accidental personal use of a Company credit card or accidental errors in mileage reimbursement or other accidental or inadvertent actions that are not materially injurious to the Company or any of the Company Entities; (e) a willful or material violation by Mr. Tiedemann of a material policy or procedure of the Company or any of the Company Entities; or (f) a willful material breach by Mr. Tiedemann of the Tiedemann Employment Agreement.
If Mr. Tiedemann’s employment ends for any reason, Mr. Tiedemann will be entitled to the following: (a) any earned but unpaid Base Compensation through the Termination Date (as defined in the Tiedemann Employment Agreement); (b) reimbursement for any unreimbursed business expenses incurred through the Termination Date; (c) any accrued but unused PTO (as defined in the Tiedemann Employment Agreement) in accordance with Cartesian policy; and (d) any other accrued and vested payments (measured as of the Termination Date), benefits or fringe benefits to which Mr. Tiedemann may be entitled under the terms of any applicable compensation arrangement, benefit or fringe benefit plan or program, including, without limitation, any earned yet unpaid bonuses or other incentive compensation relating to completed fiscal years prior to the Termination Date (collectively, the “Accrued Amounts”).
If Mr. Tiedemann’s employment is terminated by the Company without Cause or by Mr. Tiedemann with Good Reason, in addition to the Accrued Amounts, Tiedemann will be entitled to the following continued compensation (the “Continued Compensation”): (a) continuation of Mr. Tiedemann’s then Base Compensation for the longer period of (i) the remaining duration of the Initial Term (as defined in the Tiedemann Employment Agreement) as of the Termination Date or (ii) 12 months (such longer period, the “Severance Period”), payable as and when those amounts would have been payable had the Employment Term not ended; (b) for each fiscal year (including any partial fiscal years) during the Severance Period, an amount equal to the Bonus payable for the fiscal year ending immediately prior to the Termination Date, payable in monthly installments over the Severance Period; (c) immediate vesting of all Equity Awards previously granted to Tiedemann; and (d) continuation of the health benefits provided to Mr. Tiedemann and his covered dependents, pursuant to COBRA, at our sole cost, for a period of 18 months.
If Mr. Tiedemann’s employment terminates as a result of Mr. Tiedemann’s death or Disability (as defined in the Tiedemann Employment Agreement), in addition to the Accrued Amounts, Mr. Tiedemann will be entitled to a (a) continuation of Mr. Tiedemann’s then Base Compensation for 12 months, payable as and when those amounts would have been payable had the Employment Term not ended; (b) an amount equal to the Bonus payable for the fiscal year ending immediately prior to the Termination Date, payable in monthly installments over 12 months; and (c) continuation of the health benefits provided to Mr. Tiedemann and his covered dependents, pursuant to COBRA, at our sole cost, for a period of 12 months.
If Mr. Tiedemann’s employment terminates as a result of a non-renewal, Mr. Tiedemann will only be entitled to payment of the Accrued Amounts. Additionally, if Mr. Tiedemann’s employment terminates as a result of non-renewal by either party, Mr. Tiedemann’s post-employment non-competition and non-solicitation obligations will be immediately null and void.
The Continued Compensation will only be payable if Mr. Tiedemann complies with all terms and conditions of the Tiedemann Employment Agreement and Mr. Tiedemann (or his estate) executes and delivers to us a customary general release of claims in the form attached to the Tiedemann Employment Agreement.

If any dispute arises concerning the Tiedemann Employment Agreement or Mr. Tiedemann’s employment or his termination, the parties will submit the dispute to arbitration at JAMS in New York, NY.
The Tiedemann Employment Agreement also includes certain restrictive covenants for Mr. Tiedemann, including a customary (a) 12-month non-compete (provided that if Mr. Tiedemann’s employment is terminated (i) without Cause prior to the third anniversary of the Closing Date, the non-compete will end six months following the Termination Date or (ii) as a result of non-renewal of the Tiedemann Employment Agreement, there will be no non-compete) (the “Restricted Period”), (b) non-interference and non-solicitation of our employees and clients (and prospective clients) during Mr. Tiedemann’s employment and the Restricted Period, and confidentiality, company work product and intellectual property, cooperation and non-disparagement provisions. In addition, Mr. Tiedemann has agreed that the Company currently owns the rights to, uses, and may at its option continue to use, “Tiedemann” as a trade name and/or as trademark or service mark (or portion thereof) (the “Tiedemann Marks”) and Mr. Tiedemann has agreed not to challenge the validity or enforceability of the Tiedemann Marks and, until such time as we (or, if the Tiedemann Marks are assigned along with substantially all the assets of our business, our successors or assigns) cease to use the Tiedemann Marks, will not market, promote, distribute, or sell (or authorize others to market, promote, distribute or sell) to any third party, any private wealth or asset management services under the “Tiedemann” name or utilizing trademarks that are the same or similar to the Tiedemann Marks. Subject to the foregoing, nothing contained in the Tiedemann Employment Agreement will prohibit, limit or otherwise impair Tiedemann in using the “Tiedemann” name with respect to any activities following Tiedemann’s employment with the Company.
Yarad Offer Letter. In connection with his appointment, the Company entered into a letter agreement with Mr. Yarad on September 5, 2023, setting forth the initial terms of his employment and compensation (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Yarad will receive (i) an initial base salary of $375,000 per year, (ii) a guaranteed cash bonus of $525,000, to be paid on the date in 2024 on which annual discretionary cash bonuses for the year ended 2023 are granted to employees of the Company, and (iii) $280,000 in equity, to be granted on the date in 2024 under the 2023 Plan.
The Offer Letter also provides for a grant of up to $880,000 in restricted stock units under the 2023 Plan to compensate Mr. Yarad for the cancelation of, or ineligibility to receive, certain equity awards granted to Mr. Yarad by his former employer.
Connell Employment Agreement. Mr. Connell has not entered into any employment agreement and/or offer letter with the Company. However, Mr. Connell receives an annual base salary of $375,000 per year and is eligible to earn an annual discretionary bonus.

Equity Awards
The following table sets forth information with respect to the named executive officers unvested stock awards as of December 31, 2023.
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END
	Stock Awards(1)
Name	Number of shares or units of stock that have not vested (#)(2)	Market value of shares of units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)
Michael Tiedemann	5,006	43,853	5,006
	23,004	201,515	-
	48,629	425,990	-
Stephen Yarad	118,987	1,042,326	-
Brooke Connell	5,006	43,853	-
	19,785	173,317	-
	90,346	791,431	-
(1)	Represents unvested time-based restricted stock units (“RSUs”) as of December 31, 2023 granted under the 2023 Plan.
(2)	The RSUs vest in three equal annual installments starting on February 15, 2024, subject to continued service through each applicable vesting date.
(3)	Based on the closing price of our common stock on December 29, 2023, which was $8.76.

DIRECTOR COMPENSATION
Our director compensation philosophy is to provide competitive, fair and reasonable compensation to non-employee directors in order to attract the expertise and leadership necessary to provide strong corporate governance and maximize long-term stockholder value. Further, we believe director compensation should be aligned with the long-term interests of stockholders by creating and encouraging stock ownership.
The Compensation Committee, reviews director compensation annually to ensure that it is appropriate, competitive and effective. This process focuses on pay elements; compensation levels and mix; board and committee expertise, structure and roles; and best practices of comparable companies in our industry.
Cash Compensation Paid to Board Members
Board service has evolved in recent years due to technological advances, ever-increasing expectations for responsiveness, and increasing corporate governance requirements. Directors receive a retainer fee for board service, as well as a retainer fee for each committee on which the director serves. Directors do not receive additional remuneration for meeting attendance. We believe that the retainer-only approach better reflects the ‘on call’ nature of board service.
Employee directors receive no additional compensation for Board service. The following chart outlines current non-employee director cash compensation based on role.
	Retainer ($)
	Chair	Member
Board Service	$40,000	$100,000
Committee Service
Audit Committee	$20,000	$10,000
Compensation Committee	$10,000	$5,000
ESG&N Committee	$10,000	$5,000
Equity Compensation Paid to Board Members
In order to align Board interests with stockholders, non-employee directors typically receive an annual grant of restricted stock under the 2023 Plan with a value of approximately $110,000. All director equity grants vest at the earliest of (i) the business day immediately prior to the next annual meeting or (ii) June 30th of the year following the grant date.
The following table presents the total compensation for each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more above, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board during the fiscal year ended December 31, 2023. We reimburse non-employee members of our Board for reasonable travel and out-of-pocket expenses incurred in attending meetings of our Board and committees of our Board. Mr. Tiedemann, who is our Chief Executive Officer, Ms. Curtin, who is our Chief Investment Officer, and Mr. Maliagros, our Head of Alternatives did not receive any additional compensation for their service as directors. The compensation received by Mr. Tiedeman, as an NEO of the Company, is presented in the “2023 Summary Compensation Table” above.

DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	All Other Compensation ($)	Total($)
Ali Bouzarif(2)	100,000	164,672	-	264,672
Norma Corio(3)	60,000	-	-	60,000
Mark Furlong(4)	62,500	-	-	62,500
Kevin T. Kabat(5)	75,000	-	-	75,000
Timothy Keaney(6)	140,000	164,672	-	304,672
Judy Lee(7)	117,500	164,672	-	282,172
Hazel McNeilage(8)	60,000	-	-	60,000
Tracey Brophy Warson(9)	115,000	164,672	-	279,672
Peter Yu(10)	115,000	164,672	-	279,672
(1)
The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to each non-employee director, computed in accordance with FASB Accounting Standards Codification Topic 718. Such grant date fair values do not take into account any estimated forfeitures. See our audited consolidated financial statements appearing in our 2023 Annual Report for assumptions underlying the valuation of equity awards. The amounts reported in this column reflect the accounting cost for these restricted stock units and do not correspond to the actual economic value that may be received by our non-employee directors upon the vesting of restricted stock units or any sale of the underlying shares of common stock.

(2)	As of December 31, 2023, Mr. Bouzarif held 13,111 restricted stock units.
(3)	Ms. Corio joined the Board on June 29, 2023. As of December 31, 2023, Ms. Corio did not hold any equity awards.
(4)	Mr. Furlong joined the Board on September 1, 2023. As of December 31, 2023, Mr. Furlong did not hold any equity awards.
(5)	Mr. Kabat retired from the Board effective as of August 31, 2023. As of December 31, 2023, Mr. Kabat did not hold any equity awards.
(6)	As of December 31, 2023, Mr. Keaney held 13,111 restricted stock units.
(7)	As of December 31, 2023, Ms. Lee held 13,111 restricted stock units.
(8)
On March 23, 2023, Ms. McNeilage notified the Company of her intention not to stand for re-election at the 2023 annual meeting of stockholders. As of December 31, 2023, Ms. McNeilage did not hold any equity awards.

(9)	As of December 31, 2023, Ms. Warson held 13,111 restricted stock units.
(10)	As of December 31, 2023, Mr. Yu held 13,111 restricted stock units.

Compensation-Related Risk Assessment
Our Compensation Committee assesses and monitors whether any of our compensation policies and programs are reasonably likely to have a material adverse effect on our Company. The compensation committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (iii) the oversight exercised by the compensation committee over the performance metrics and results under the 2023 Plan.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
The Board of Directors has nominated six directors for election at this year’s Annual Meeting on the recommendation of our ESG&N Committee.
Name	Term Expiring
Ali Bouzarif	2025 Annual Meeting
Norma Corio	2025 Annual Meeting
Mark Furlong	2025 Annual Meeting
Timothy Keaney	2025 Annual Meeting
Michael Tiedemann	2025 Annual Meeting
Tracey Brophy Warson	2025 Annual Meeting
The section titled “Directors & Executive Officers” beginning on page 7 of this Proxy Statement contains more information about the leadership skills and other experience that caused the ESG&N Committee and the Board of Directors to determine that these nominees should serve as directors of the Company.
We believe that each of these directors possesses the experience, skills, and qualities to fully perform his or her duties as a director and contribute to our success. Our directors have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our stockholders, and are able to dedicate sufficient time to fulfilling their obligations as directors. Our directors as a group complement each other with their respective experiences, skills, and qualities. While our directors make up a diverse group in terms of age, gender, and professional experience, together they comprise a cohesive body in terms of Board process and collaboration.
Vote Required. Under our Bylaws, if a quorum is present, the directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the nominees who receive the largest number of votes actually cast will be elected.
Board Recommendation
For this year’s election, the Board has nominated six director candidates. The Board believes these director nominees provide AlTi with the combined depth and breadth of skills, experience and qualities required to contribute to an effective and well-functioning Board.

The biographical information about each director nominee in the section titled “Directors & Executive Officers” beginning on page 7 highlights the experience, qualifications, attributes and skills possessed by such director nominee that led the Board to determine that he or she should serve as director.
THE BOARD RECOMMENDS STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ RULE 5635(B), THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK AND SERIES A PREFERRED STOCK TO ALLIANZ, INCLUDING SHARES OF CLASS A COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE CLASS A COMMON STOCK

The Transaction
Overview. On February 22, 2024, the Company entered into an Investment Agreement (the “Allianz Investment Agreement”) with Allianz, whereby, through a private placement of the Company’s securities, subject to the terms and conditions of the Allianz Investment Agreement, at the closing of the Allianz Investment Agreement (the “Allianz Closing”): (i) Allianz will purchase in the aggregate $250 million of the Company’s capital securities, consisting of (a) 140,000 shares of a newly created class of preferred stock to be designated Series A Cumulative Convertible Preferred Stock, with a liquidation preference of $1,000 per share (the “Series A Preferred Stock”) and (b) 19,318,580.96 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) at a purchase price of $5.69 per share, and (ii) the Company will issue to Allianz warrants to purchase 5,000,000 shares of Class A Common Stock (the “Allianz Warrants”) (collectively, the “Allianz Transaction”). In addition, the Company entered into a Supplemental Series A Preferred Stock Investment Agreement with Allianz (the “Supplemental Investment Agreement”), pursuant to which, for purposes of funding one or more strategic international acquisitions by the Company or its subsidiaries, Allianz is permitted, at its option, to purchase additional shares of Series A Preferred Stock up to an aggregate amount equal to $50 million. The Class A Common Stock purchase price of $5.69 per share to be paid by Allianz at the closing is equal to the Minimum Price as defined in Nasdaq Rule 5635(d)(1)(A) and represents the price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the Allianz Investment Agreement; or (ii) the average Nasdaq Official Closing Price of the Class A Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Allianz Investment Agreement.
Concurrently with the Company’s execution of the Allianz Investment Agreement, as previously discussed, the Company entered into the Constellation Investment Agreement.
The Allianz Investment Agreement requires the Board to recommend that the stockholders of the Company approve at the next annual or special meeting of the stockholders of the Company the issuance of the securities to be issued to Allianz. It is also a condition to the closing and Allianz’s obligation to purchase the Class A Common Stock and Series A Preferred Stock that the stockholders have voted to approve this Proposal No. 2.
Background. Beginning in February 2023, the Company and its financial advisor, Oppenheimer & Co. (“Oppenheimer”), engaged in preliminary discussions with approximately eight potential strategic and financial investors for the purpose of evaluating alternatives to raise capital. The Company first engaged in discussions with Allianz during the third quarter of 2023. Following arms-length negotiations, the Company and Allianz entered into a Non-Binding Offer letter on December 22, 2023 (the “Non-Binding Offer”) which set forth preliminary terms by which Allianz would, together with a co-investor, invest in the Company, including a long-term investment by Allianz in the form of common stock, warrants and perpetual preferred stock at an attractive dividend rate.
Following execution of the Non-Binding Offer, Allianz and its advisors conducted due diligence and the parties engaged in several meetings to discuss corporate, legal and regulatory diligence matters. During this time, the Company, together with Oppenheimer, continued discussions with potential co-investors. Following Allianz’s initial due diligence, the Company and Allianz exchanged drafts of definitive agreements for an investment transaction.
During January and February of 2024, over a series of meetings the Board discussed the proposed terms of, and the benefits of, a transaction with Allianz and discussed opportunities for additional co-investments. During this time, the Company engaged in discussions with Constellation, among other potential co-investors, and Constellation agreed to invest in similar preferred stock but with a significantly shorter term (five years) than the

Series A Preferred Stock. At these Board meetings and during the course of negotiations, certain key issues were discussed by the Board, including but not limited to, the potential dilutive impact of the transactions with Allianz and Constellation on the Company’s existing stockholders, the number of directors to be designated by Allianz, the composition, scope and approval thresholds of the board Transaction Committee and the terms of the proposed investment agreement, including the conditions to closing. The Board considered the fact that the price of the Company’s Common Stock had, at the time, declined materially from the date of execution of the Non-Binding Offer, which would cause the Company’s existing stockholders to be further diluted by the securities to be issued to Allianz and any potential co-investors. The Board, together with management of the Company and the Company’s advisors, successfully negotiated an increase in the conversion price of the Series A Preferred Stock, from an initial proposal equal to a 30% premium over the price paid by Allianz for the Class A Common Stock at the closing (i.e., $7.40) to $8.70, and a customary standstill provision which restricts a number of potential activities by Allianz pertaining to, among other things, acquiring additional securities and taking actions to change or influence the Board, management or the direction of Company matters, subject to customary exceptions.
After thorough negotiations with Allianz and its advisors, the Board determined to enter into definitive agreements relating to the Allianz Transaction. In connection with its review of the Allianz Transaction, the Board assessed the Allianz Transaction as compared to a transaction with other potential investors and other options available to the Company and determined that the Allianz Transaction represents the best available option for the Company to raise capital on favorable terms. The Company evaluated the terms of the Allianz Transaction and Constellation Transaction, taking into account the potential dilutive effect on existing stockholders and other proposed terms and determined that, in the aggregate, the terms offered were favorable to the Company and would provide the capital necessary to grow the Company’s business in accordance with its business plan, including near-term opportunities on which the Company would not be able to capitalize absent significant additional capital. In addition to the favorable terms offered, the Board took into consideration the strategic benefits that Allianz and Constellation could provide to the Company, and the increased likelihood that the Company will be able to execute on its strategic plan with Allianz and Constellation as partners going forward.
In reaching its determination to approve the Allianz Transaction, the Board consulted with and received the advice of our management, as well as legal and financial advisers and considered a number of factors that it believed supported its decision to recommend that the Company enter into the Allianz Transaction and recommends that the stockholders vote in favor of Proposals No. 2 and 3, including the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
the affiliation with both Allianz, a global brand with a long-tenured track record and strong capabilities, influence and operational experience in the insurance, asset management, wealth management and investment management industries, and Constellation, a leading private equity firm with insights and expertise in the wealth management sector, is expected to help accelerate the Company’s strategic growth plan;

•
the attractive dividend payment rates on the Series A Convertible Preferred Stock and Series C Preferred Stock which may decline if the price of the Company’s Class A Common Stock increases above certain milestones, and are payable in kind and are materially less than expected yields payable by the Company in alternative transactions presented by Company management;

•	the long-term nature of Allianz’s investment, in the form of common stock and perpetual preferred stock, as compared to shorter duration preferred stock proposed by other potential investors;
•
the ability of the Company to utilize and deploy investment proceeds immediately and the agreement of BMO Harris Bank N.A., as the administrative agent under the Company’s Credit Agreement, dated as of January 3, 2023 (as amended, the “Credit Agreement”), to waive certain requirements under the Credit Agreement obligating the Company to repay loan amounts upon receipt of certain proceeds;

•	the issuance and sale of Class A Common Stock will be at the current market price;

•
the conversion prices that are at a premium to both the current trading price of the Company’s Class A Common Stock and the volume weighted average price of such Class A Common Stock for the last 60 days;

•
the securities issued will be subject to lock-up and transfer restrictions intended to prevent opportunistic short-term transactions which would not be preventable if the Company engaged in a public offering; and

•	management’s experience with other potential investors indicated that alternative sources of capital under current market conditions would be more expensive to the Company.
The Company and the Board also considered the following uncertainties, risks and potentially negative factors in its deliberations concerning the Allianz Transaction, which are not intended to be exhaustive and are not presented in any relative order of importance:
•	the level of dilution to the Company’s existing stockholders;
•
the fact that the purchase price per share of Class A Common Stock to be paid by Allianz was based on a then-current market price that had declined materially from the date of execution of the Non-Binding Offer;

•
the risk that regulatory approvals are not obtained, that the stockholders do not approve this Proposal No. 2 or that the Allianz Transaction is not otherwise consummated in a timely manner, or at all;

•
the restrictions on the conduct of the Company’s business prior to the Allianz Closing, which may delay or prevent the Company from undertaking business opportunities that may arise or certain other actions it would otherwise take pending completion of the Allianz Transaction; and

•	the potential for Allianz to acquire control, or be deemed to have effective control, of the Company.
The Allianz Transaction was approved by the Board on February 19, 2024. The Board determined that the Allianz Transaction is advisable and in the best interests of our stockholders and recommended that our stockholders vote in favor of this Proposal No. 2. The Board concluded that the uncertainties, risks and potentially negative factors relevant to the Allianz Transaction were outweighed by the potential benefits. The foregoing discussion is not exhaustive but is intended to summarize the material information and factors considered by the Board in its consideration of the Allianz Transaction. The Board reached the decision to recommend and approve the Allianz Transaction in light of the factors described above and other factors that the members of the Board believed were appropriate. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Allianz Transaction and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board made its recommendation based on the totality of information presented to it and the investigation conducted by it. In considering the factors discussed above, individual members of the Board may have given different weights to different factors.
The foregoing discussion of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section titled “Cautionary Information Regarding Forward-Looking Statements” beginning on page 52.
Series A Preferred Stock. Each share of Series A Preferred Stock will receive cumulative, compounding dividends, payable semi-annually in arrears, at a rate of 9.75% per year, subject to annual adjustments based on the stock price of the Class A Common Stock during the fourth quarter of each applicable year (subject to a maximum rate of 9.75%). Subject to the Ownership Cap (as defined below), dividends will be paid 50% in additional shares of the Series A Preferred Stock and 50% in shares of the Class A Common Stock. For the first five years following the Allianz Closing, the Series A Preferred Stock will also participate with any dividends or distributions declared on the Class A Common Stock.

Following approval by the stockholders of the Company of this Proposal No. 2, Allianz will be subject to a beneficial ownership cap (the “Ownership Cap”) with respect to the Class A Common Stock which shall be equal to 24.9% of the aggregate issued and outstanding shares of Class A Common Stock and Class B Common Stock as of the end of the trading day immediately prior to the date of determination.
In the event the payment of dividends on the Series A Preferred Stock, or any permitted redemption or conversion of the Series A Preferred Stock, would cause Allianz’s beneficial ownership, together with its affiliates, to exceed the Ownership Cap, (i) the Company will issue to Allianz a number of shares of Class A Common Stock that would equal but not exceed the Ownership Cap and (ii) (a) following approval by the stockholders of the Company of the Charter Amendment (as described in Proposal No. 3), the Company will issue to Allianz all remaining shares to be issued in connection with such dividend, redemption or conversion in shares of the Company’s Class C Non-Voting Common Stock, par value $0.0001 per share (the “Non-Voting Class C Common Stock”) or (b) if the Charter Amendment has not been adopted, the Company will issue to Allianz all remaining shares to be issued in connection with such dividend, redemption or conversion in shares of Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”).
The Series A Preferred Stock will not vote on any matters with respect to which stockholders are entitled to vote. However, the Company shall not, without the prior vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding, voting separately as a single class, (i) alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them adversely or (ii) take any other action upon which class voting is required by applicable law.
In the event of a liquidation, dissolution or winding up of the Company, Allianz will be entitled to receive the greater of (i) $1,000 per share plus all accrued and unpaid dividends (the “Series A Liquidation Preference”) or (ii) the amount such holders would have received had they converted the Series A Preferred Stock into shares of Class A Common Stock immediately prior to such liquidation.
At any time after the second anniversary of the Allianz Closing, Allianz may elect to convert all or some of its Series A Preferred Stock into shares of Class A Common Stock, subject to the then-applicable Ownership Cap, at a conversion price equal to $8.70, subject to customary adjustments (the “Conversion Price”).
At any time after the third anniversary of the Allianz Closing, to the extent this Proposal No. 2 has been approved and after the volume weighted average price (the “VWAP”) of the Class A Common Stock is equal to or greater than 175% of the Conversion Price on each of 20 trading days in any period of 30 consecutive trading days, the Company can elect to convert the Series A Preferred Stock into Class A Common Stock at the Conversion Price.
At any time after the 30th anniversary of the Allianz Closing, upon the request of Allianz, the Company must redeem all of the outstanding Series A Preferred Stock for an amount per share equal to the Series A Liquidation Preference calculated as of the redemption date. At any time after the 30th anniversary of the Allianz Closing, the Company can elect to redeem all of the outstanding Series A Preferred Stock for an amount per share equal to the Series A Liquidation Preference calculated as of the redemption date.
Series B Preferred Stock. It is expected that shares of Series B Preferred Stock will be issued to Allianz only in the event the payment of dividends on the Series A Preferred Stock, or any permitted redemption or conversion of the Series A Preferred Stock, would cause Allianz’s beneficial ownership, together with its affiliates, to exceed the Ownership Cap and the Charter Amendment has not been adopted. The Series B Preferred Stock will rank junior to Series A Preferred Stock and on a pari passu basis with Class A Common Stock, Class B Common Stock, and Non-Voting Class C Common Stock. The Series B Preferred Stock will participate with any dividends or distributions declared on the Class A Common Stock and except in connection with a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series B Preferred Stock will not otherwise be entitled to payment of dividends or distributions.
The Series B Preferred Stock will not vote on any matters with respect to which stockholders are entitled to vote under applicable law, the Certificate of Incorporation of the Company or the Bylaws of the Company, or upon which a vote of stockholders generally entitled to vote is otherwise duly called for by the Company.

In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company, each Series B Holder will share ratably in the assets and funds of the Company available for distribution to stockholders of the Company, in the same amount per share and in the same manner as holders of Class A Common Stock, and together with the Class A Common Stock as a single class and on a pro-rata basis.
On the date that the stockholders of the Company approve the Charter Amendment (as described in Proposal No. 3), each share of Series B Preferred Stock, if any, will be automatically converted into one share of Non-Voting Class C Common Stock. In the event of a merger or consolidation of the Company with or into another entity, the holders of Series B Preferred Stock shall be converted into the right to receive the same consideration in the same amount per share and in the same manner as the Class A Common Stock.
Allianz Warrants. The exercise price of the Allianz Warrants will be $7.40 per share of Class A Common Stock, subject to customary adjustments.
No holder of Allianz Warrants (an “Allianz Warrant Holder”) will be able to acquire or be issued shares of Class A Common Stock if such acquisition or issuance would cause such Allianz Warrant Holder’s beneficial ownership to exceed the applicable Ownership Cap. If an exercise would cause an Allianz Warrant Holder’s beneficial ownership to exceed the applicable Ownership Cap, the Company will issue such Allianz Warrant Holder the number of shares of Class A Common Stock that would equal but not exceed the applicable Ownership Cap. Following the Charter Amendment, the Company will issue the remainder as shares of Non-Voting Class C Common Stock. If the Charter Amendment has not occurred, the Company will issue the remainder as shares of Series B Preferred Stock.
The information set forth in this Proposal No. 2 is qualified in its entirety by reference to the full text of the Form of Series A Certificate of Designations, Form of Series B Certificate of Designations, Form of Amended and Restated Certificate of Incorporation of AlTi Global, Inc., Form of Series C Certificate of Designations, Form of Allianz Warrant Agreement, Form of Constellation Warrant Agreement, Allianz Investment Agreement, Supplemental Investment Agreement, Form of Allianz Investor Rights Agreement, Form of Voting Agreement, Constellation Investment Agreement, Form of Constellation Investor Rights Agreement and Third Amendment to the Credit Agreement attached as exhibits 3.1, 3.2, 3.3, 3.4, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to our Current Report on Form 8-K filed with the SEC on February 23, 2024. Stockholders are urged to carefully read these documents.
Reasons for Stockholder Approval
Pursuant to the terms of the Allianz Investment Agreement, we are seeking stockholder approval in order to comply with Nasdaq Rule 5635(b).
Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company (subject to certain exceptions). As described above, upon the occurrence of certain triggering events, the Company may issue to Allianz shares of Common Stock resulting in beneficial ownership by Allianz in excess of 19.9% of our outstanding shares of common stock.
As described above, although the Class A Common Stock to be sold to Allianz at the closing of the Allianz Transaction will be purchased at a price that is equal to the Minimum Price and the conversion price of the Series A Preferred Stock to be issued will exceed the Minimum Price pursuant to the terms of the Allianz Investment Agreement and, as a result, stockholder approval is not required pursuant to Nasdaq Rule 5635(d), Allianz shall not be required to consummate the closing unless and until the Company’s stockholders have voted to approve this Proposal No. 2.
Effect on Current Stockholders if this Proposal No. 2 is Approved
Each additional share of Class A Common Stock that would be issuable to Allianz would have the same rights and privileges as each currently outstanding share of our Class A Common Stock. The issuance of shares of common stock to Allianz pursuant to the terms of the Allianz Investment Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to Allianz could adversely affect prevailing market prices of our shares of common stock. Each share of Series A Preferred Stock that would be issuable to Allianz is entitled to cumulative dividends as discussed above and is convertible into shares of Class A Common Stock, as discussed above, which will have a dilutive effect on the existing stockholders.
At the Allianz Closing and pursuant to the Allianz Investor Rights Agreement, among other things, subject to Allianz’s continued beneficial ownership of at least 50% of the Class A Common Stock purchased pursuant to the Allianz Investment Agreement, Allianz will have the right to designate two directors to our Board (the “Investor Designees”). For so long as Allianz is permitted to designate the Investor Designees, one Investor Designee will serve as a member of the Transaction Committee to be established by the Board at the Allianz Closing and each Investor Designee will serve as a member of at least one other Board committee. Further, one Investor Designee will have the right to serve as an observer on each committee of the Board for which an Investor Designee is not serving as a member.
In connection with the Allianz Closing, the Company will establish the Transaction Committee to assist the Board in reviewing and assessing all proposals, plans or recommendations by the Company’s management with respect to any (i) potential or proposed merger, acquisition or investment (including minority investments and investments into any funds); (ii) material asset purchase (including the hiring of groups of key employees of target businesses in lieu of acquiring legal entities or property); (iii) divestiture or disposition of a material asset or a material portion of any business; and (iv) financing of any of the foregoing.
Consequences of Not Approving this Proposal
If our stockholders do not approve this Proposal No. 2, Allianz will not be obligated to purchase shares of our Class A Common Stock or Series A Preferred Stock or consummate the Allianz Transaction. Accordingly, if stockholder approval of this Proposal No. 2 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.
As discussed, the Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and engage in strategic growth opportunities, including acquisitions and inorganic investments. If the Company is unable to consummate the Allianz Transaction pursuant to the terms of the Allianz Investment Agreement, it may be unable to execute on its strategic plan on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans. If the Allianz Transaction is not consummated and the Allianz Investment Agreement is terminated, it shall be an Event of Default pursuant to the Credit Agreement, as amended, the Company will no longer benefit from the amended financial covenants agreed to in the Third Amendment and the Company will be obligated to further negotiate with its lenders under the Credit Agreement.
Vote Required. Under our Bylaws and the rules of Nasdaq, if a quorum is present, approval of the share issuance pursuant to Nasdaq Rule 5635(b) requires that a majority of the votes cast at the Annual Meeting are cast “FOR” such amendment.
Board Recommendation
The Board recommends stockholders vote “FOR” the approval, for purposes of complying with Nasdaq Rule 5635(b), of the issuance of shares of class a common stock and series a preferred stock to Allianz, including shares of class a common stock issuable upon the conversion of the series a preferred stock and the exercise of warrants to purchase class a common stock.

PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO AUTHORIZE A NEW CLASS OF COMMON STOCK TO BE DESIGNATED CLASS C NON-VOTING COMMON STOCK
In connection with the Allianz Transaction and as required by the Allianz Investment Agreement, the Board is submitting this proposal to the Company’s stockholders to amend and restate the Company’s Certificate of Incorporation to authorize a new class of non-voting common stock to be designated the Non-Voting Class C Common Stock into which, subject to certain terms and conditions, the Series B Preferred Stock will be converted (the “Charter Amendment”).
Due to limitations on the percentage of voting securities that may be held by Allianz under applicable regulations, Allianz will be subject to the Ownership Cap and may hold a portion of its investment in the Company in the form of Series B Preferred Stock or other non-voting securities of the Company. It is expected that shares of Series B Preferred Stock will be issued to Allianz only in the event the payment of dividends on the Series A Preferred Stock, or any permitted redemption or conversion of the Series A Preferred Stock, would cause Allianz’s beneficial ownership, together with its affiliates, to exceed the Ownership Cap and the Charter Amendment has not been adopted. Because our Certificate of Incorporation does not currently authorize non-voting common stock, the Board, pursuant to its authority under the Certificate of Incorporation, has approved the designation and issuance of the Series B Preferred Stock out of the Company’s authorized and unissued preferred stock, effective as of the Allianz Closing (as defined above). At the Allianz Closing, the Company will file the Certificate of Designations for the Series B Preferred Stock with the Secretary of State of the State of Delaware.
In connection with the Allianz Transaction, we are seeking stockholder approval to authorize an amendment to our Certificate of Incorporation to authorize a new class of common stock designated Class C Non-Voting Common Stock.
On February 19, 2024, the Board approved an amendment and restatement of our Certificate of Incorporation to authorize the creation of a new class of common stock to be designated Non-Voting Class C Common Stock and is hereby soliciting stockholder approval for such Charter Amendment.
If approved by our stockholders, the Charter Amendment, which is attached as Appendix A to this Proxy Statement and incorporated by reference herein, will be delivered to the Secretary of State of the State of Delaware for filing.
In the event the stockholders of the Company approve the Charter Amendment, effective as of the Allianz Closing each share of Series B Preferred Stock, if any, will be automatically converted into one share of Non-Voting Class C Common Stock. If the stockholders do not approve the Charter Amendment, following the Allianz Closing, the shares of Series B Preferred Stock, if any, will remain outstanding.
Non-Voting Class Common Stock
The Non-Voting Class C Common Stock will not vote on any matters with respect to which stockholders are entitled to vote. However, the Company shall not, without the prior vote of the holders of at least a majority of the shares of Non-Voting Class C Common Stock then outstanding, voting separately as a single class (i) alter or change the powers, preferences or special rights of the shares of Non-Voting Class C Common Stock so as to affect them adversely or (ii) take any other action upon which class voting is required by applicable law.
The Non-Voting Class C Common Stock will participate with any dividends or distributions declared on the Class A Common Stock.

In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company, the holders of the Non-Voting Class C Common Stock (the “Class C Holders”) will share ratably in the distribution to stockholders of the Company, in the same amount per share and in the same manner as holders of Class A Common Stock, and together with the Class A Common Stock as a single class and on a pro-rata basis.
In the event of a merger or consolidation of the Company, Class C Holders will be converted into the right to receive the same consideration in the same amount per share and in the same manner as the Class A Common Stock.
The Non-Voting Class C Common Stock will be convertible at any time into an equal number of shares of Class A Common Stock at the option of a Class C Holder any time. No Class C Holder will have the right to convert or be issued shares to the extent that after giving effect to such conversion or issuance, the beneficial ownership of the Class C Holder would exceed the applicable Ownership Cap.
The information set forth in this Proposal No. 3 is qualified in its entirety by reference to the full text of the Form of Series A Certificate of Designations, Form of Series B Certificate of Designations, Form of Amended and Restated Certificate of Incorporation of AlTi Global, Inc., Form of Series C Certificate of Designations, Form of Allianz Warrant Agreement, Form of Constellation Warrant Agreement, Allianz Investment Agreement, Supplemental Investment Agreement, Form of Allianz Investor Rights Agreement, Form of Voting Agreement, Constellation Investment Agreement, Form of Constellation Investor Rights Agreement and Third Amendment to the Credit Agreement attached as exhibits 3.1, 3.2, 3.3, 3.4, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to our Current Report on Form 8-K filed with the SEC on February 23, 2024. Stockholders are urged to carefully read these documents.
Reasons for Stockholder Approval
We are seeking stockholder approval to adopt the Charter Amendment because it is a condition to the Allianz Closing that this Charter Amendment proposal be submitted to stockholders.
Voting Agreements with Certain Key Stockholders
As a condition to Allianz’s obligations to consummate the Allianz Transaction, Allianz must receive executed voting agreements from the holders of 35% of the Class A Common Stock and Class B Common Stock outstanding immediately prior to the Allianz Closing (the “Voting Agreements”).
Pursuant to the Voting Agreements, each stockholder will agree to vote, at the next annual or special meeting of stockholders of the Company, in favor of the Charter Amendment and in favor of the election of each Investor Designee (as defined in the Allianz Investment Agreement), to the extent such Investor Designee has been recommended to the stockholders by the Board.
As of the date of this Proxy Statement, stockholders representing 28% of the Class A Common Stock and Class B Common Stock outstanding have entered into Voting Agreements with Allianz.
Vote Required. Under our Certificate of Incorporation, if a quorum is present, approval of the amendment to the Certificate of Incorporation of the Company requires that a majority of the outstanding shares of capital stock of the Company entitled to vote, voting together as a single class, are cast “FOR” such amendment.
Board Recommendation
The Board recommends a vote “FOR” the approval of an amendment to the certificate of incorporation of the company to authorize a new class of common stock to be designated Non-Voting Class C Common Stock.

PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee and Board selected and appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the 2024 fiscal year. KPMG has served as the Company’s registered public accounting firm since the consummation of the Business Combination. In selecting KPMG as the Company’s independent registered public accounting firm for 2024, the audit committee and the Board considered several factors, including:
•	The professional qualifications of KPMG, the lead audit partner, and other key engagement personnel.
•	KPMG’s independence and its processes for maintaining its independence.
•	The appropriateness of KPMG’s fees for audit and non-audit services.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of KPMG to our stockholders for ratification. The audit committee will consider the outcome of this vote in future deliberations regarding the appointment of our independent registered public accounting firm; however, the audit committee is solely responsible for the appointment and termination of our auditors and may do so at its discretion.
A representative from KPMG is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and answer questions, if any.
Vote Required. If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting are cast “FOR” ratification.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR.
Change in Certifying Accountant
On January 3, 2023, the audit committee of the Board approved (i) the dismissal of Marcum LLP (“Marcum”), Cartesian’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm, and (ii) the selection and appointment of KPMG LLC as our independent registered public accounting firm for the 2023 fiscal year.
The report of Marcum on the financial statements of Cartesian (i) as of December 31, 2020 and December 31, 2021, and for the period from December 18, 2020 (inception) through December 31, 2021 and (ii) as of December 31, 2021 and December 31, 2022, and for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Cartesian’s ability to continue as a going concern.
During the period from December 18, 2020 (inception) through December 31, 2022 and the subsequent interim period through January 3, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the quarter ended September 30, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and the Chief Financial Officer of Cartesian concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective due to its accounting for complex financial instruments. Based on the foregoing, it was determined that Cartesian had a material weakness as of March 31, 2021, June 30, 3021, September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, and September 30, 2022 relating to its internal controls over financial reporting.

Fees and Services of Independent Registered Public Accounting Firm
The table below summarizes the fees and expenses billed to us by KPMG for the year ended December 31, 2023 and by Marcum for the year ended December 31, 2022.
Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2023	$7,350,312	$227,348	$-	$-	$7,577,660
2022	$134,621	$-	$-	$-	$134,621
Audit Fees. Audit fees were for professional services rendered for the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, the review of quarterly financial statements, and the review of statutory and regulatory filings.
Audit-Related Fees. We did not pay KPMG or Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2023 and 2022, respectively.
Tax Fees. We did not pay either KPMG or Marcum for tax planning and tax advice for the years ended December 31, 2023 and 2022, respectively.
All Other Fees. We did not pay KPMG or Marcum for other services for the years ended December 31, 2023 and 2022, respectively.
Policy for Approval of Audit and Permitted Non-Audit Services
The audit committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Vote Required. If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting are cast “FOR” ratification.
Board Recommendation
The Board recommends stockholders vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

AUDIT COMMITTEE REPORT
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a filing.
Our Audit Committee consists of Chair, Mark Furlong and members, Norma Corio, Judy Lee, Timothy Keaney, and Peter Yu. The Board has determined that each Audit Committee member is “independent,” as independence for audit committee members is defined in the applicable Nasdaq listing standards and rules of the SEC. The Board also determined that all members of the Audit Committee are financially literate, and each of Mr. Furlong and Mr. Keaney have been designated as an “audit committee financial expert”, as such term is defined in Item 407 of Regulation S-K. Although designated as audit committee financial experts, the Audit Committee Chair and members are not accountants for the Company nor, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose.
The role of the Audit Committee is to (a) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (b) oversee the Company’s compliance with legal and regulatory requirements; (c) oversee the performance of the Company’s internal audit function; (d) take, or recommend that the Board of the Company take, appropriate action to oversee the qualifications, independence, and performance of the Company’s independent auditors; and (e) prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.
The Audit Committee influences the overall tone for quality financial reporting, sound internal controls, and ethical behavior. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting and reporting policies that are used by the Company, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, expressing an opinion on the effectiveness of internal control over financial reporting (when required), and for reviewing the Company’s interim consolidated financial statements.
The independent auditors report directly to the Audit Committee. The Audit Committee has the sole authority and responsibility to recommend to the Board the nomination of the independent auditors for approval by the stockholders on an annual basis. The Audit Committee is directly responsible for the appointment, retention, termination, compensation, evaluation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.
Our Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, KPMG LLP, the audited consolidated financial statements for the fiscal year ended December 31, 2023. Our Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with KPMG LLP its independence.
Based upon the reports and discussions described above, the Audit Committee, in accordance with its responsibilities, recommended to the Board that the audited consolidated financial statements be included in our 2023 Annual Report.

MEMBERS OF THE AUDIT COMMITTEE
Mark Furlong (Chair)
Norma Corio
Timothy Keaney
Judy Lee
Peter Yu

WHERE TO GET ADDITIONAL INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://ir.alti-global.com/financial-information/sec-filings.
COST OF PROXY STATEMENT
We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.
ADDITIONAL INFORMATION INCORPORATED BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. Our financial statements and other information required by Item 13(a) are incorporated by reference to our Annual Report on Form 10-K filed with the SEC on March 22, 2024. In addition, all documents the Company files under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.
CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
Certain statements made in this Proxy Statement are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “guidance,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Allianz Transaction, our M&A pipeline and expected benefits of the investments. These statements are based on various assumptions, whether or not identified in this Proxy Statement, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s ability to successfully consummate the investments and obtain stockholder approval; the Company’s projected financial information, growth rate, and market opportunity; the effect of economic downturns and political and market conditions beyond the Company’s control, including a reduction in consumer discretionary spending that could adversely affect the Company’s business, financial condition, results of operations and prospects; the Company’s ability to grow and manage growth profitably; the Company’s ability to raise financing in the future, if and when needed; the impact of applicable laws and regulations, whether in the United States, United Kingdom or other foreign countries, and any changes thereof, on the Company; the impact of the Company’s dependence on leverage by certain funds, underlying investment funds and portfolio companies and related volatility; the Company’s ability to successfully compete against other companies; and the risks discussed in the Company’s Annual Report on Form 10-K filed on March 22, 2024, including under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Proxy Statement. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Proxy Statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.
STOCKHOLDER COMMUNICATIONS
General. All interested parties, including stockholders, may communicate with the Company or our Board by letter addressed to AlTi Global, Inc., Attention: Colleen Graham, Global General Counsel & Secretary, 520 Madison Avenue, 26th Floor, New York, New York 10022 This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chair, or if no Chair is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the Secretary of the Company will review the letter and forward it to the appropriate Board member(s).
Submission of Stockholder Proposals and Director Nominations for 2025 Annual Meeting. Any stockholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement and form of proxy for action at the 2025 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect. Such proposals must be mailed to us at our offices at 520 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Colleen Graham, Global General Counsel & Secretary. Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2025 Annual Meeting between February 26, 2025 and March 28, 2025. If a stockholder notifies us of an intent to present a proposal at the 2025 Annual Meeting at any time after March 28, 2025 (and for any reason the proposal is voted on at that meeting), it will be considered untimely and holders of a valid proxy will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. If we change the date of our 2025 Annual Meeting by more than thirty days before, or more than sixty days after, the one-year anniversary of the Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our Proxy Statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2025 Annual Meeting or, if later, the tenth day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2025 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Pursuant to Rule 14a-8 under the Exchange Act, our stockholders may present proper proposals for inclusion in our Proxy Statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Stockholder proposals as permitted by SEC Rule 14a-8 for inclusion in our proxy materials relating to the 2025 Annual meeting must be submitted to the Corporate Secretary in writing no later than January 10, 2025.

In addition, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.
OTHER BUSINESS
The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.
By order of the Board of Directors,

Michael Tiedemann
Chief Executive Officer
May 10, 2024

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
ALTI GLOBAL, INC.
Pursuant to Section 242 of the Delaware General Corporation Law (as amended, supplemented or restated from time to time, the “DGCL”), AlTi Global, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:
1. The name of the corporation is AlTi Global, Inc. The Corporation was originally incorporated under the name Alvarium Tiedemann Holdings, Inc. by filing its original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware on December 30, 2022 (as amended, the “Certificate of Incorporation”).
2. The Certificate of Incorporation of the Corporation is hereby amended as follows:
I. By deleting the first paragraph of Article FOURTH and inserting the following in lieu thereof:
“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,044,000,000 shares of capital stock, consisting of four classes as follows: (i) 875,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”); (ii) 150,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”); (iii) 9,000,000 shares of Class C non-voting common stock, par value $0.0001 per share (the “Class C Non-Voting Common Stock”); and (iv) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
II. By inserting a new section A.(5) at the end of Article FOURTH as follows:
“(5) Class C Non-Voting Common Stock.
(a) Voting. Except as otherwise required by law or as set forth in Section A.(5)(b) below, shares of Class C Non-Voting Common Stock shall be non-voting and shall not vote on any matters with respect to which stockholders are entitled to vote under applicable law, this Certificate of Incorporation or the Bylaws, or upon which a vote of stockholders generally entitled to vote is otherwise duly called for by the Corporation.
(b) Amendments. So long as any shares of Class C Non-Voting Common Stock are outstanding, the Corporation shall not, without the prior vote of the holders of at least a majority of the shares of Class C Non-Voting Common Stock then outstanding, voting separately as a single class, (i) alter or change the powers, preferences or special rights of the shares of Class C Non-Voting Common Stock so as to affect them adversely or (ii) take any other action upon which class voting is required by applicable law.
(c) Dividends.
(i) If at any time dividends are declared by the Board on the shares of Class A Common Stock, the shares of Class C Non-Voting Common Stock shall have a right pari passu with the shares of Class A Common Stock to the distribution of such declared dividends. In furtherance thereof, subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of Class C Non-Voting Common Stock shall be entitled to receive and the Corporation shall pay, with respect to each share of Class C Non-Voting Common Stock, solely when, as and if declared on the shares of Class A Common Stock by the

Board from time to time out of assets or funds of the Corporation legally available therefor, the same dividends and other distributions in cash, stock or property of the Corporation as are declared with respect to the Class A Common Stock, in the same amount per share, in the same manner, and together with the Class A Common Stock as a single class and on a pro rata basis.
(ii) The Corporation shall declare a dividend or distribution on the shares Class C Non-Voting Common Stock as provided in paragraph (i) above immediately after it declares a dividend or distribution on the Class A Common Stock. For the avoidance of doubt, nothing in this paragraph (c) shall require the Board to declare any dividends or distributions on the shares of Class A Common Stock or, except to the extent the Board determines to declare a dividend or distribution on the shares of Class A Common Stock, on the shares of Class C Non-Voting Common Stock.
(iii) Except as set forth in this paragraph (c) or in connection with a liquidation pursuant to paragraph (d) below, the holders of Class C Non-Voting Common Stock shall not be entitled to payment of dividends or distributions in respect of shares of Class C Non-Voting Common Stock.
(d) Liquidation, Dissolution, etc. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Class C Non-Voting Common Stock shall share ratably in the assets and funds of the Corporation available for distribution to stockholders of the Corporation, in the same amount per share and in the same manner as holders of Class A Common Stock, and together with the Class A Common Stock as a single class and on a pro rata basis.
(e) Merger or Consolidation. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), immediately prior to the Closing of such merger or consolidation, each share of Class C Common Stock held by a stockholder shall be converted into a share of Class A Common Stock, and shall receive the same consideration in the same amount per share and in the same manner as all Class A Common Stock.
(f) No Preemptive Rights. No holder of shares of Class C Non-Voting Common Stock shall be entitled to preemptive rights.
(g) Conversion.
(i) Shares of Class C Non-Voting Common Stock shall be convertible at any time into an equal number of shares of Class A Common Stock at the option of a holder of Class C Non-Voting Common Stock.
(ii) Notwithstanding anything in this Certificate of Incorporation to the contrary, no holder of Class C Non-Voting Common Stock shall have the right to convert or be issued, and the Corporation shall not effect any conversion or otherwise issue shares of Class A Common Stock to a holder in respect of a conversion, in each case to the extent that after giving effect to such conversion or issuance, the Beneficial Ownership of the holder of such Class C Non-Voting Common Stock (together with such holder’s affiliates and any other person or entity whose beneficial ownership of Class A Common Stock would be aggregated) would exceed the Ownership Cap.
(iii) For purposes of this Section A.(5)(g):
(w) “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. For clarity, the Corporation and its Subsidiaries shall not be deemed to be Affiliates of a holder or any of its Affiliates.

(x) “Beneficial Ownership” and similar terms mean “beneficial owner” as determined within the meaning of Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, or any successor provision thereto (the “Exchange Act”). For purposes of determining beneficial ownership, shares of Class A Common Stock into which shares of any class or series of Preferred Stock may be convertible, irrespective of any condition to such conversion set forth in the preferred stock designations that may be in effect, if any, shall be deemed beneficially owned by the holder of such share of Preferred Stock.
(y) “Ownership Cap” means, with respect to any holder of Class C Non-Voting Common Stock, together with its Affiliates and any other Persons whose Beneficial Ownership of Class A Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act, including Rule 13d-5, (a) unless and until the Stockholder Approval has been duly obtained, Beneficial Ownership equal to 19.9% of the issued and outstanding shares of Class A Common Stock plus Class B Common Stock (calculated as (i) the Maximum Potential Issuance, as that term is currently used by Nasdaq for purposes of Nasdaq Rule 5635 (ii) divided by the pre-transaction issued and outstanding shares of Class A Common Stock plus Class B Common Stock) as of the end of the Trading Day immediately preceding the Original Issue Date (i.e., [*] shares of Class A Common Stock and [*] shares of Class B Common Stock)1 or (b) at any time after the Stockholder Approval has been duly obtained, Beneficial Ownership equal to 24.9% of the issued and outstanding shares of Class A Common Stock plus Class B Common Stock (calculated as (i) the voting power of all securities issued or potentially issuable (ii) divided by the pre-transaction issued and outstanding shares of Class A Common Stock plus Class B Common Stock) as of the end of the Trading Day immediately preceding the Conversion Date or Dividend Payment Date, as applicable (the “24.9% Cap”), in each case as appropriately adjusted for share splits, share dividends, combinations, recapitalizations and similar transactions; provided that the 24.9% Cap may be waived without the further approval of stockholders of the Corporation if (i) the Board expressly authorizes such waiver and (ii) the Holder provides its written consent to the Corporation in respect of such waiver; provided, further, that such waiver shall only become effective once any required consents of customers of the Corporation and its Subsidiaries pursuant to the Investment Advisers Act of 1940 are obtained.
(z) “Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.
(h) Status of Converted, Redeemed, Repurchased or Cancelled Shares. If any share of Class C Non-Voting Common Stock is converted, redeemed, repurchased or otherwise acquired by the Corporation, in any manner whatsoever, the share of Class C Non-Voting Common Stock so converted, redeemed, repurchased or acquired shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such conversion, redemption, repurchase or acquisition. Any share of Class C Non-Voting Common Stock so converted, redeemed, repurchased or acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of Class C Non-Voting Common Stock.”
3. The amendment of the Certificate of Incorporation as herein set forth has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
1 * shall be the number of shares of Class A Common Stock or Class B Common Stock, as applicable, one Trading Day immediately preceding the Original Issue Date prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed in its name and on its behalf by its duly authorized officer this [*] day of [*], 2024.
ALTI GLOBAL, INC.

By:
Name:
Title:

ALTI GLOBAL, INC.
520 MADISON AVE., 26TH FLOOR
NEW YORK, NY 10022
ATTN: COLLEEN GRAHAM

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALTI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51759-P12129

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALTI GLOBAL, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Ali Bouzarif	☐	☐
1b. Norma Corio	☐	☐
1c. Mark Furlong	☐	☐
1d. Timothy Keaney	☐	☐
1e. Michael Tiedemann	☐	☐
1f. Tracey Brophy Warson	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V51760-P12129

ALTI GLOBAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 26, 2024 10:00 AM, ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Michael Tiedemann and Colleen Graham, or each of them acting singly, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ALTI GLOBAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in virtual format at 10:00 AM, ET on June 26, 2024, at www.virtualshareholdermeeting.com/ALTI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side